AS FILED WITH THE SECURITIES
                             AND EXCHANGE COMMISSION
                                  ON 09/18/2006

                                    FILE NOS:
                                    811-10301
                                    333-55944

                       SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                |X|
Pre-Effective Amendment No.                                            |_|
Post-Effective Amendment No.                                           |9|
and
REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940                                     |X|
Amendment No.                                                          |10|

                        (Check appropriate box or boxes.)

                           ASHPORT MUTUAL FUNDS TRUST
                         -------------------------------
               (Exact name of Registrant as Specified in Charter)

                         800 Brickell Avenue, Suite 103
                                 Miami, FL 33131
                            ------------------------
                     (Address of Principal Executive Office)

                                  305-921-8100
                               ------------------
              (Registrant's Telephone Number, including Area Code)

                            MR. DAVID D. JONES, ESQ.
                           DAVID JONES & ASSOC., P.C.
                            395 Sawdust Road, # 2148
                             The Woodlands, TX 77380
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable following effective date.

It is proposed that this filing will become effective (check appropriate box):
|_|   immediately upon filing pursuant to paragraph (b)
|_|   on (date) pursuant to paragraph (b)
|_|   60 days after filing pursuant to paragraph (a)(1)
|X|   on October 1, 2006 pursuant to paragraph (a)(1)
|_|   75 days after filing pursuant to paragraph (a)(2)
|_|   on (date) pursuant to paragraph (a)(2) of rule 485

Registrant declares that it is registering an indefinite number or amount of its securities by this Registration Statement.

                              ASHPORT MUTUAL FUNDS

                                ---------------
                                   PROSPECTUS
                                October 1, 2006
                                ---------------

--------------------------------------------------------------------------------
                                 Large Cap Fund
--------------------------------------------------------------------------------
                               Small/Mid Cap Fund
--------------------------------------------------------------------------------
                            Global Fixed Income Fund
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

An investment in any of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                Table of Contents


Principal Investment Objectives, Strategies & Risks .......................    3

The Fund's Past Performance ...............................................    6

Fees and Expenses of the Funds ............................................   10

Additional Investment Policies ............................................   13

Management of the Funds ...................................................   14

Purchase and Redemption of Fund Shares ....................................   15

Pricing of Fund Shares ....................................................   17

Classes of Fund Shares ....................................................   18

Dividend and Distribution Information .....................................   19

Taxes .....................................................................   19

Financial Highlights ......................................................   21

Privacy Information Statement .............................................   25

For More Information ......................................................   26

This Prospectus contains important information you should know before investing in any of the Funds described in this Prospectus. This information is arranged into different sections for easy reading and future reference. Each Fund is a separate series of Ashport Mutual Funds, a diversified, open-end management investment company. To obtain more information about the Ashport Mutual Funds (the "Trust") please refer to the back cover of this Prospectus.

PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES & RISKS

Large Cap Fund

Investment Objective - The investment objective of the Large Cap Fund is to achieve long-term growth of capital.

Principal Investment Strategies- Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets in equity securities of companies that the Adviser believes have strong sales, earnings growth and capital appreciation potential. Target companies normally have market capitalizations of at least 10 billion at the time of purchase. The Fund may also invest up to 10% of its total assets in other income producing securities such as preferred stock or bonds that are convertible into common stock. The Fund further may invest up to 20% of its total assets in non-U.S. securities. The Fund may attempt to minimize the effect of a market decline on the value of its securities or stock indices by purchasing put options to hedge against such declines or by writing covered calls to increase income to offset market declines on securities or stock indices. You should not invest in this Fund if your principal objective is assured income or capital preservation.

The Adviser selects specific stocks that it believes have the potential for strong sales, earnings growth and capital appreciation. The Adviser uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and when to sell them for this Fund. This Fund seeks to invest in well-known and established companies. Generally the Adviser attempts to identify companies with growth rates that will exceed that of the S&P 500 Index.

Generally the Adviser will sell portfolio securities if after a review of the holdings, industry sector, allocation and systematic appraisal the Adviser believes that the security may have become overvalued. The Adviser will also seek to sell securities of issuers when the cash flow, growth and/or financial strength characteristics may have negatively changed or been compromised. The Adviser buys and sells securities for the Fund without regard to the length of time the security has been held, so this Fund normally will experience higher (greater than 100%) annual portfolio turnover than other funds that employ a "buy and hold" strategy.

Under abnormal market conditions, this Fund may invest up to 100% of its assets in investment-grade short-term fixed-income securities, enter into repurchase agreements and hold cash. When the Fund takes a temporary defensive position, it will not be investing in accordance with its investment objectives and its investment performance will not be the same as when it is investing under normal conditions.

Principal Risks of Investments - Like any investment, an investment in this Fund is subject to risk and you could lose money. The value of the Fund's assets could decline. By virtue of investing in equity securities, there is the potential for price volatility. The equity markets have large long term fluctuations as well as significant day to day variability. Individual companies may report poor results or be negatively affected by industry trends and developments. This Fund is subject to the risk that its market segment, securities of large cap companies, may underperform other market segments or the equity markets as a whole. This Fund may invest in non-U.S. investments which may be riskier than U.S. investments due to changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States and foreign controls on investment.

Small/Mid Cap Fund

Investment Objective - The investment objective of the Small/Mid Cap Fund is to achieve above-average total return, consistent with reasonable risks.

Principal Investment Strategies- The Fund seeks to achieve its objective by normally investing at least 80% of its total assets in equity securities of companies that the Adviser believes are undervalued and with market capitalization between $300 million and $10 billion at the time of purchase. The Adviser selects specific stocks that it believes are currently undervalued using certain financial measurements, such as price-to-earnings ratios, dividend income potential, and earnings power. The Adviser uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may invest in non-U.S. securities.

Target companies normally have market capitalization of at least 300 million and less than 10 billion. Generally the Adviser attempts to identify companies with growth rates that meet or exceed the S&P Mid-Cap and the Russell 2000 Indices. The Fund may invest up to 10% of the total assets in other income producing securities such as preferred stock or bonds that are convertible into common stock. The Fund may invest up to 20% of its total assets in non-U.S. securities. The Fund may attempt to minimize the effect of a market decline on the value of its securities or stock indices by purchasing put options to hedge against such declines or by writing covered calls to increase income to offset market declines or by writing covered calls to increase income to offset market declines on securities or stock indices. You should not invest in this Fund if your principal objective is assured income or capital preservation.

Generally, the Adviser will sell portfolio securities if after a review of the holdings, industry sector, allocation and systematic appraisal the Adviser believes that the security may have become overvalued. The Adviser will also seek to sell securities of issuers when the cash flow, growth and/or financial strength characteristics may have negatively changed or been compromised. The Adviser buys and sells securities for the Fund without regard to the length of time the security has been held, so this Fund normally will experience higher (greater than 100%) annual portfolio turnover than other funds that employ a "buy or hold" strategy.

Under abnormal market conditions, this Fund may invest up to 100% of its assets in investment-grade short-term fixed-income securities, enter into repurchase agreements and hold cash. When the Fund takes a temporary defensive position, it will not be investing in accordance with its investment objectives and its investment performance will not be the same as when it is investing under normal conditions.

Principal Risks of Investment- Like any investment, an investment in this Fund is subject to risk and you could lose money. The value of the Fund's assets could decline. By virtue of investing in equity securities, there is the potential for price volatility. The equity markets move in cycles and this may cause the value of the Fund's equity securities to fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry trends and developments.

This Fund's investment objective causes it to be riskier than many funds and you could lose money. The Fund may have a high turnover of its portfolio. You should not invest in this Fund if your principal objective is assured income or capital preservation. This Fund is subject to the risk that its market segment, securities of small and mid cap companies, may underperform other market segments or the equity markets as a whole. This Fund may invest in non U.S. investments which may be riskier than U.S. investments due to changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States and foreign controls on investment.

Global Fixed Income Fund

Investment Objective - The investment objective of this Fund is to achieve high income and capital appreciation consistent with reasonable risk.

Principal Investment Strategies - This Fund seeks to achieve its objective by investing principally in debt securities of issuers located in the United States and outside of the United States. Investment in debt securities of issuers located outside the United States will normally vary between 30% and 80% of the Fund's total assets. Debt securities include convertible and non-convertible debt securities of foreign and domestic companies. Also the Fund may invest in preferred stock. These investments will include debt securities of both well-known and established and new and lesser known companies. The Fund may invest in securities of issuers located in economically developing countries. Securities may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro), or the U.S. dollar. The Fund may hedge its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities ("junk bonds") rated "BBB" or lower by Moody's or S&P, or if unrated, determined by the Adviser to be of comparable quality. This Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. This Fund may also invest in the sovereign debt of foreign countries. When the Adviser deems market conditions warrant, this Fund may hold a majority of its portfolio in a cash position.

The Adviser seeks to manage the maturities of the securities in the portfolio in response to the anticipation of the movement of interest rates and relative yields. The Adviser uses its own fundamental research, computer models and proprietary measures of bond and maturity selection in managing this Fund by allocating assets across different market sectors and maturities. Other techniques to select investments include analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer.

The average maturity of this Fund's portfolio will be adjusted based on the Adviser's assessment of relative yields on debt securities and expectations of future interest patterns. Normally the Fund will invest at least 30% of its assets in debt securities of issuers located in at least three countries (one of which may be the United States). Under normal circumstances, the Fund may invest at least 65% of the value of its total assets in a combination of U.S. dollar denominated bonds of non-U.S. issuers, mortgage backed securities, asset-backed securities, receivable-backed securities, floating or variable rate corporate debt instruments, convertible bonds (and the corresponding stock, if converted) and preferred stock. However, the Fund may hold up to 100% of its assets in cash and short-term fixed income securities and may enter into repurchase agreements for temporary defensive purposes. A temporary defensive position could affect the Fund's ability to achieve its investment objective.

The Fund takes a long-term view of each security it buys, holding each note until its long-term growth potential no longer meets the Fund's requirements. Generally the Adviser will sell portfolio securities if after a review of the holdings, industry sector, allocation and systematic appraisal the Adviser believes that the security may have become overvalued. The Adviser shall also seek to sell securities of issuers when the cash flow, growth and or financial strength characteristics may have negatively changed or been compromised. In addition, as each issue undergoes a thorough credit and quality analysis, the Adviser may sell when the credit or quality of the bond has slipped to a poorer quality rating than the Adviser deems acceptable. General interest rate expectation may also cause the Adviser to trade securities.

The Fund may invest in bonds, including municipal bonds (taxable and tax exempt) and other debt securities rated Aaa, Aa, A or MIG-1 by Moody's Investors Service, Inc. ("Moodys"), or AAA, AA, A or SP-1 by Standard & Poor's Ratings Group ("S&P"), U.S. Government Securities, obligations issued or guaranteed by national or state bank holding companies, and commercial paper rated Prime-1 by Moody's or A-1+ or A-1 by S&P and other fixed income securities subject to the restrictions herein.

The Fund may invest up to 20% of its total assets in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") which may be subject to greater levels of interest rate, credit and liquidity risk than a Fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Principal Risks of Investment - While this Fund seeks investments that will satisfy its investment objective, the investments could decline in value and you could lose money. The Fund is also subject to the following specific risks:

o Interest rate risk, which relates to changes in the value of the bonds as interest rates change;

o Credit risk, which is the risk that the issuer will not make promised interest or principal payments;

o Prepayment risk, which is the risk that issuers may prepay principal earlier than scheduled;

o     Risks of political, social and economic developments;

o Foreign investment risk, which is the risk that foreign securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies

o Currency risk, which is the risk that foreign currencies to which the fund is exposed will decline in value relative to the U.S. dollar

o Exposure risk, which is the risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the Fund could gain or lose on an investment; and

o Adverse hedging results: exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

As interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer maturity and lower coupon rates tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter maturities and/or higher coupons. Furthermore, during periods of particularly volatile market conditions, this Fund may not be able to buy or sell securities at favorable prices and the Fund may experience losses.

Portfolio Holdings. A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio holdings is available in the Trust's Statement of Additional Information, dated March 30, 2006.

THE FUNDS' PAST PERFORMANCE

The following bar charts and tables illustrate the risks of investing in each Fund by showing changes in each Fund's performance from year to year (since each Fund's inception) and by showing how each Fund's average annual returns for each period compare to those of a relevant broad-based securities market index. As with all mutual funds, each Fund's past performance (before and after taxes) does not necessarily predict how the Fund will perform in the future. Both the bar charts and tables assume the reinvestment of dividends and distributions. The annual returns referenced in the bar charts do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.


Annual Total Returns:               [BAR CHART]
Large Cap Fund
(Class A)
2002                       -24.70%
2003                        22.97%
2004                         9.81%
2005                          5.70%
(Class C)
2003                        26.65%
2004                         7.90%
2005                         4.96%

During the periods shown in the bar chart: For Class A shares, the highest return for a quarter was 21.00% (quarter ending 05/31/03) and the lowest return for a quarter was -19.00% (quarter ending 05/31/02). For Class C shares, the highest return for a quarter was 21.00% (05/31/03) and the lowest return for a quarter was -7.00% (2/28/04).

For the quarter ended September 30, 2006, the Fund's average annual total returns were:
Class A:  ________%                          Class C:  ________%

Life of the Fund (Class) to the period ended September 30, 2006 the Fund's average annual total returns were:
Class A:  ________%                          Class C:  ________%

--------------------------------------------------------------------------------------------------------------------
              Average Annual Total Returns               One Year Ended December 31,   Commencement of the Class
                                                                    2005               to Year Ended December 31,
                                                                                       2005+
--------------------------------------------------------------------------------------------------------------------
                 Large Cap Fund Class A                             5.29%                         1.40%
                   Return before Taxes
--------------------------------------------------------------------------------------------------------------------
                 Large Cap Fund Class A                             3.44%                          .49%
         Return After Taxes on Distributions++
--------------------------------------------------------------------------------------------------------------------
      Large Cap Fund Class A Return After Taxes on                  3.19%                          .90%
        Distributions and Sale of Fund Shares++
--------------------------------------------------------------------------------------------------------------------
                 Large Cap Fund Class C                             4.56%                         13.85%
                   Return before Taxes
--------------------------------------------------------------------------------------------------------------------
                 Large Cap Fund Class C                             2.96%                         9.00%
         Return After Taxes on Distributions++
--------------------------------------------------------------------------------------------------------------------
      Large Cap Fund Class C Return After Taxes on                  2.75%                         8.86%
        Distributions and Sale of Fund Shares++
--------------------------------------------------------------------------------------------------------------------
                S&P Barra Growth Index*                             3.00%                     2.28% Class A
                                                                                              13.19% Class C
--------------------------------------------------------------------------------------------------------------------

+ Class A commenced operations on December 18, 2001 and Class C commenced operations on December 18, 2002.

*The S & P 500(R) Barra Growth & Value Index is designed to track two of the predominant investment styles in the U.S. equity market. The returns for the Index do not include any sales charges, fees, or other expenses.

++Based on a 35% maximum tax rate.

Annual Total Returns:               [BAR CHART]
Small/Mid Cap Fund (Class A)
2002                                  1.70%
2003                                  2.85%
2004                                  2.01%
2005                                  8.70%
(Class C)
2003                                 15.61%
2004                                  1.00%
2005                                  7.97%

For Class A shares, the highest return for a quarter was 13.00 % (quarter ending 11/30/04 and the lowest return for a quarter was -13.00 % (quarter ending 02/28/03). For Class C shares, the highest return for a quarter was 13.00% (11/30/04) and the lowest return for a quarter was -8.00% (08/31/04).

For the quarter ended September 30, 2006, the Fund's average annual total returns were:
Class A:  ________%                          Class C:  ________%

Life of the Fund (Class) to the period ended September 30, 2006 the Fund's average annual total returns were:
Class A:  ________%                          Class C:  ________%

==================================================================================================================
    Average Annual Total Returns     One Year Ended December 31, 2005       Commencement of the Class to Year
                                                                            Ended December 31, 2005+

==================================================================================================================
      Small/MidCap Fund Class A
         Return Before Taxes                          4.54%                                 3.07%

==================================================================================================================
     Small/Mid Cap Fund Class A                       2.95%                                 2.00%
Return After Taxes on Distributions++
==================================================================================================================
     Small/Mid Cap Fund Class A                       2.74%                                 1.85%
 Return After Taxes on Distributions
      and Sale of Fund Shares++
==================================================================================================================
      Small/MidCap Fund Class C
         Return Before Taxes                          3.78%                                 8.87%

==================================================================================================================
     Small/Mid Cap Fund Class C                       2.46%                                 5.77%
Return After Taxes on Distributions++
==================================================================================================================
     Small/Mid Cap Fund Class C                       2.42%                                 5.67%
 Return After Taxes on Distributions
      and Sale of Fund Shares++
==================================================================================================================
          S& P Mid-Cap 400
                                                     11.27%                            11.58% Class A
                                                                                       29.12% Class C
==================================================================================================================

+Class A commenced operations on December 18, 2001 and Class C commenced operations on April 13, 2003

*The S & P 400(R) is the Standard & Poor's Composite Index of 400 Stocks, a widely recognized, unmanaged index of common stock prices. The returns for the S&P 400 do not include any sales charges, fees or other expenses. The returns for the Fund reflect the maximum applicable sales charges currently in effect.

++Based on a 35% maximum tax rate.

Annual Total Returns:      [BAR CHART]
Global Fixed Income Fund
Class A
2002                       -4.60%
2003                        1.26%
2004                        3.62%
2005                        4.70%
Class C
2003                       -0.52%
2004                        3.23%
2005                        4.03%

Prior to September 17, 2003 the Fund was known as the Fixed Income Fund and was managed under different investment policies.

For Class A shares, the highest return for a quarter was 5.00% (quarter ending 11/30/02) and the lowest return for a quarter was -6.00% (quarter ending 08/31/02). For Class C shares, the highest return for a quarter was 4.00% (11/31/04) and the lowest return for a quarter was -3.00% (05/31/04).

For the quarter ended September 30, 2006, the Fund's average annual total returns were:
Class A:  ________%                          Class C:  ________%

Life of the Fund (Class) to the period ended September 30, 2006 the Fund's average annual total returns were:
Class A:  ________%                          Class C:  ________%

=============================================================================================================
 Average Annual Total Returns     One Year Ended December 31, 2005      Commencement of the Class to Year
                                                                        Ended December 31, 2005+

=============================================================================================================
   Global Fixed Income Fund
           Class A                              4.39%                                  1.92%
     Return Before Taxes

=============================================================================================================
   Global Fixed Income Fund
           Class A                              2.85%                                  1.25%
    Return After Taxes on
       Distributions++
=============================================================================================================
   Global Fixed Income Fund
           Class A                              _2.64%                                 1.16%
     Return After Taxes on
  Distributions and Sale of
        Fund Shares++
=============================================================================================================
   Global Fixed Income Fund
           Class C                              3.71%                                  2.20%
     Return Before Taxes

=============================================================================================================
   Global Fixed Income Fund
           Class C                              2.41%                                  1.43%
    Return After Taxes on
       Distributions++
=============================================================================================================
   Global Fixed Income Fund
           Class C                              2.37%                                  1.41%
     Return After Taxes on
  Distributions and Sale of
        Fund Shares++
=============================================================================================================
  Lehman Brothers Aggregate                                                        7.60% Class A
         Bond Index*                            2.49%                               6.07%Class C
=============================================================================================================

+ Class A commenced operations on December 18, 2001 and Class C commenced operations on December 24, 2002.

*The Lehman Brothers Aggregate Bond Index is a widely recognized measure of the entire taxable U.S. bond market. The Index consists of more than 5,000 U.S. Treasuries, federal agency, mortgage-backed, and investment grade corporate securities, with a total market value exceeding $4 trillion. The returns for the Lehman Brothers Aggregate Bond Index do not include any sales charges, fees or other expenses. The return for the Fund reflects the maximum applicable sales charges currently in effect.

++Based on a 35% maximum tax rate.

After tax returns are calculated using the highest individual federal marginal income tax rates of 35% and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

FEES AND EXPENSES OF THE FUNDS

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Funds. Each Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from a Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other transaction fees directly, such as sales charges. The numbers below are based on the expenses of each Fund during the fiscal year ended November 30, 2005.

--------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your        Class A     Class C
investment and is applicable to the Funds)

--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases      4.75%       1.00%
(as a percentage of offering price)
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested     None        None
dividends (and other distributions) (as a percentage
of net assets)
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)                  None        None
(as a percentage of original purchase price or
redemption proceeds, as applicable)
--------------------------------------------------------------------------------
Redemption fee                                        2.00%       2.00%
(as a percentage of amount redeemed) [for redemptions
made within 5 days of your purchase]*
--------------------------------------------------------------------------------
Exchange fee                                          None        None
--------------------------------------------------------------------------------
Maximum Account Fee                                   _____       ____
--------------------------------------------------------------------------------

*Wire charges may apply to redemptions by wire. See details under the redemption section.

Large Cap Fund

--------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund   Class A      Class C
assets):
These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average daily net assets.

--------------------------------------------------------------------------------
Management Fee(a)                                    1.25%        1.25%
--------------------------------------------------------------------------------
Distribution (12b-1) and Service Fees(b)             0.25%        1.00%
--------------------------------------------------------------------------------
Other Expenses (c)                                   0.75%        0.75%
--------------------------------------------------------------------------------
Total Annual Operating Expenses(d)                   2.25%        3.00%
--------------------------------------------------------------------------------

Small/Mid Cap Fund

--------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund   Class A      Class C
assets):
These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average daily net assets.


--------------------------------------------------------------------------------
Management Fee(a)                                    1.25%        1.25%
--------------------------------------------------------------------------------
Distribution (12b-1) and Service Fees(b)             0.25%        1.00%
--------------------------------------------------------------------------------
Other Expenses (c)                                   0.75%        0.75%
--------------------------------------------------------------------------------
Total Annual Operating Expenses(d)                   2.25%        3.00%
--------------------------------------------------------------------------------

Global Fixed Income Fund

--------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund   Class A      Class C
assets):
These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average daily net assets.


--------------------------------------------------------------------------------
Management Fee(a)                                    0.50%        0.50%
--------------------------------------------------------------------------------
Distribution (12b-1) and Service Fees(b)             0.25%        1.00%
--------------------------------------------------------------------------------
Other Expenses (c)                                   0.75%        0.75%
--------------------------------------------------------------------------------
Total Annual Operating Expenses(d)                   1.50%        2.25%
--------------------------------------------------------------------------------

(a) Management fees are paid to StateTrust Capital, LLC to provide investment advisory services to each Fund, pursuant to a written agreement for such services between the Trust and StateTrust.

(b) Each Fund has adopted a Rule 12b-1 Plan for the indicated classes of shares that allows the Fund to pay distribution fees for the sale and distribution of those classes of shares out of the assets applicable to those classes. Because these fees are paid out over time, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(c) Other expenses reflect fees paid to StateTrust Capital, LLC in its role as administrator to the Fund, pursuant to a written agreement between the Trust and StateTrust, dated October 1, 2006. For such fees, StateTrust provides essentially all operating services to the Fund, and pays for any service provided to the Fund by another vendor. The only operational fees not included in this arrangement are brokers' commissions, issue and transfer taxes, and other costs chargeable to the Trust or the Portfolios in connection with securities transactions to which the Trust or the Portfolios are a party or in connection with securities owned by the Trust or the Portfolios; interest on indebtedness, if any, incurred by the Trust or the Portfolios; taxes, including franchise, income, issue, transfer, business license, and other corporate fees payable by the Trust or the Portfolio to federal, state, county, city, or other governmental agents; and extraordinary expenses of the Trust or Portfolios. Because the Funds have never incurred such expenses, there potential effect is not included in the fee table.

(d) The fee table above reflect Total Annual Operating Expenses of each Fund as they should occur on and after October 1, 2006, and are reflective of a restructuring of the Trust's contractual arrangements with its vendors. Prior to October 1, 2006, StateTrust Capital, LLC was contractually obligated to cap each Fund's expenses at certain defined ratios on a share class basis. Conversely, StateTrust was entitled to recover any fee waivers or expense reimbursements made for three years thereafter. As part of the consideration for the Trust entering into the Administrative Agreement with StateTrust described in footnote (b) above, StateTrust has waived all rights to collect any amounts owing to it from fee waivers or expense reimbursements made art any time prior to October 1, 2006You can choose among two classes of shares A and C. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment. To see the actual; expense ratios of the Funds for the last five fiscal years, see the Financial Highlights section of this Prospectus.

The Examples below are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Examples also assume that your investment has a 5% return each year and that each Fund's operating expenses would remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year        3 Years       5 Years       10 Years
Large Cap Fund
Class A                     $742          $1,195        $1,673        $2,987
Class C                     $403          $  927        $1,577        $2,987


                            1 Year        3 Years       5 Years       10 Years
Small/Mid Cap Fund
Class A                     $742          $1,195        $1,673        $2,987
Class C                     $403          $  927        $1,577        $2,987

                            1 Year        3 Years       5 Years       10 Years
Global Fixed Income Fund
Class A                     $670          $977          $1,305        $2,230
Class C                     $328          $703          $1,205        $2,230

Assumes all expenses are charged at the beginning of the year.
Class C Shares, after 8 years, convert to Class A Shares.

ADDITIONAL INVESTMENT POLICIES

Change in Market Capitalization

The Large Cap Fund and the Small/Mid Cap Fund specify a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market growth for the Small/Mid Cap Fund or a value decline for the Large Cap Fund, the Fund may continue to hold the security if, in the Adviser's judgment, the security remains otherwise consistent with the Fund's investment goal and strategies.

Portfolio Turnover Rate

The Funds may experience a high portfolio turnover rate. High portfolio turnover rates may increase costs to the Funds, may negatively affect Fund performance, and may increase capital gains distributions, resulting in greater tax liability to you.

Termination of a Fund

There can be no assurance that the Funds as an enterprise will be successful or will continue to operate indefinitely. The Trustees may determine to close and liquidate a Fund at any time, which may have adverse tax consequences to that Fund's shareholders. In the event of liquidation, shareholders will receive a liquidating distribution in cash equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholders basis in his or her shares of the Fund.

Non-U.S. Securities

The Funds may each invest in non-U.S. securities. There are additional risks involved in investing in non-U.S. securities. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, and the possible imposition of currency exchange blockages. In addition, there are risks associated with future adverse political and economic developments and a limited availability of public information concerning issuers. Non-U.S. issuers typically are subject to different accounting, auditing and financial reporting standards. Securities of many non-U.S. companies may be less liquid and their prices more volatile than those of domestic companies. There is a possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of Funds' or other assets of a non-U.S. issuer, including the withholding of dividends.

Currency Risk

The Funds that invest directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce the returns of such Fund.

Options

A call option is a contract that gives the holder the right to buy from the seller the security underlying the call option at a pre-determined price while a put option is a contract that gives the buyer the right to require the seller to purchase the security underlying the put option at a pre-determined price. The Large Cap and Small/Mid Cap Funds may write covered call options, which is the sell of a call option while holding the underlying security, or purchase put options on individual securities or stock indices. For these Funds, this practice will only be used to minimize the effect of a market decline in the value of securities in their respective portfolios. We cannot guarantee that, should a Fund seek to enter into such transactions, it could do so at all or on terms that are acceptable.

MANAGEMENT OF THE FUNDS

Investment Adviser

StateTrust Capital, LLC (the "Adviser" or "StateTrust") with offices at 800 Brickell Avenue, Suite 103, Miami, Florida 33131 serves as investment adviser, for the Funds. StateTrust has managed the Funds since December 2001 and the Funds are its principal advisory clients. StateTrust has authority to manage the Funds in accordance with the investment objectives, policies and restrictions of the Funds subject to the general supervision of the Trust's Board of Trustees. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Investment Adviser is a Delaware Limited Liability Corporation and is registered as an investment adviser with the Securities and Exchange Commission. The Adviser also serves as adviser, fund administrator and transfer agent for the Ashport and Val-House Offshore Funds.

The Large Cap Fund and the Small/Mid Cap Fund each pay the Adviser an annual fee, calculated daily and paid monthly, equal to an annual rate of 1.25% of the average daily net assets of each Fund. The Global Fixed Income Fund pays the Adviser a fee, calculated daily and paid monthly, equal to an annual rate of 0.50% of the average daily net assets of the Fund.

Portfolio Managers

Mr. Joseph Turnes serves as the primary portfolio manager for each of the Funds. Mr. Turnes joined StateTrust Capital in March, 2002 as the Chief Executive Officer of the StateTrust Group. He has oversight over the equity and fixed-income investment programs for StateTrust Capital. Prior to joining StateTrust, Mr. Turnes served as a Senior Vice President at Salomon Smith Barney and was responsible for managing the equity and fixed income assets for high net worth individuals and families. He is a graduate of Catholic University of America.

David Vurgait is a shareholder, director and adviser of the Investment Manager. Mr. Vurgait serves as part of the portfolio management team for the Funds. Prior to founding The StateTrust Group in 1999, Mr. Vurgait served as Vice President of the Corporate Finance area of Andino Capital Markets, Inc. (ACM ) from 1996 through 1999. Prior to 1996, Mr. Vurgait served as a Senior Associate for Booz Allen & Hamilton, Andean Region. Mr. Vurgait is a graduate of The Wharton School at the University of Pennsylvania, McGill University and Universidad Simon Bolivar.

The portfolio managers receive a compensation package that includes base salary, cash bonus and equity-based incentive compensation. Base salary levels are maintained at levels that the Adviser deems to be commensurate with similar companies of comparable size in the asset management industry. Incentive compensation for portfolio managers and merit-based salary increases are determined based on quantitative and qualitative performance evaluation criteria, one component of which is the relative performance of all portfolios for which they are involved in investment decision-making.

Administrative Services Agreement

Effective October 1, 2006, the Trust has entered into an Administrative Services Agreement with StateTrust wherein StateTrust will provide, or arrange to provide, all operational services required by the Funds. For these services, each Fund pays the following fees to StateTrust:

         Total Trust Assets                            Annual Fee Rate
     -----------------------------------------------------------------------
         From $0 to $100 million                            0.75%
     -----------------------------------------------------------------------
         Greater than $100 million to $300 million          0.65%
     -----------------------------------------------------------------------
         Greater than $300 million                          0.55%
     -----------------------------------------------------------------------

The Trust will pay to StateTrust on the last day of each month a fee equal to the annual rates set forth in the table above of the average net assets of the Trust, in the aggregate, such fees to be computed daily based upon the net asset value of the Funds as determined by a valuation made in accordance with the Trust's procedure for calculating Fund net asset value as described in the Trust's Prospectus and/or Statement of Additional Information. During any period when the determination of a Fund's net asset value is suspended by the Trustees of the Trust, the net asset value of a share of that Fund as of the last business day prior to such suspension shall be deemed to be the net asset value at the close of each succeeding business day until it is again determined. Accordingly, the success of one Fund will inure to the benefit of all Funds.

Rule 12b-1 Plan

The Trust on behalf of each Fund has adopted a plan under Rule 12b-1 (the "Plan") which authorizes payments by the Funds' on an annual basis of 0.25% with respect to Class A shares and 1.00% with respect to Class C shares of its average daily net assets attributable to finance distribution of such Fund shares or pay shareholder service fees. Each Fund may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sales of Class A or Class C shares of the Funds. Because payments under the Plan are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

PURCHASE AND REDEMPTION OF FUND SHARES

Purchasing Shares

Shares of the Funds may be purchased directly by using the Share Purchase Application found in this Prospectus, or through StateTrust Securities, the Funds' distributor, or by contacting your securities dealer.

The minimum initial investment in each Fund is $500. The minimum for additional investments is $250. These minimums may be waived for certain types of accounts. Share certificates will not be issued for full or fractional shares of the Funds.

The Funds offer Class A and Class C shares. Class A and Class C shares may be purchased at the net asset value per share of the Fund plus an initial sales charge imposed at the time of purchase. Class A shares are subject to a distribution and service charge of 0.25% of the average daily net assets of the Fund. Class C shares have a lower initial sales charge than Class A shares, but are subject to a higher distribution and service fee of 1.00% of the average daily net assets of the Fund.

The net asset value per share (or "NAV") is determined separately for each class by taking the total assets of the Fund and subtracting its total liabilities and then dividing the difference by the total number of shares outstanding in each class. Some liabilities may differ by class of share. The NAV is determined as of the close of the New York Stock Exchange each day that the New York Stock Exchange is open for trading. The price at which a purchase or redemption is effected is based on the next calculation of the NAV after the order is placed. In calculating the NAV each Fund's investments are valued at their current market value determined on the basis of market quotations or, if such quotations are not available, such other method as the Trustees of the Fund believe in good faith would accurately reflect their fair value.

================================================================================

Purchasing and Redeeming Fund Shares

You may open an account with an initial investment of $500. To open the account you must complete an application and send it along with a check made payable to the Ashport Mutual Funds by mail to:

         Ashport Mutual Funds
         c/o StateTrust Capital, LLC
         800 Brickell Avenue, Suite 103
         Miami, FL 33131

You may open an account by telephone or wire by calling the transfer agent at 888-282-2290 to receive an account number. Complete and mail the application with the new account number to:

         Ashport Mutual Funds
         c/o StateTrust Capital, LLC
         800 Brickell Avenue, Suite 103
         Miami, FL 33131

         To wire funds you must provide your bank with funds and the following information

         U.S. Bank, N.A.
         ABA # 031-201-467
         c/o Ashport Mutual Funds
         For credit to the account of the name of fund
         For further credit to the shareholder account number, your name

Additional investments ($250.00 minimum) may be made in the same way by sending a check made payable to the Ashport Funds and including your name and account number. The offering price of fund shares is the net asset value plus the applicable sales charge.

Redeeming Shares

You may sell your shares by writing to the Funds at the above address or by calling the Funds at 888-282-2290. Proceeds of the redemption will be mailed to your address of record at the NAV next calculated after your redemption request is received. Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account may be sold at the net asset value, and a check will be mailed to the address of record. Management reserves the right to waive such redemption fee in the case of an unanticipated financial emergency, upon receipt of a written request from the shareholder. Ordinarily, the Fund will issue your redemption check within 7 business days after the transfer agent receives your redemption request. However, if your investment was made by check, the Fund may delay sending the check until the investment check has cleared, or for fifteen days, whichever comes first. The Fund may reject any purchase order. There is a $25.00 charge for wire transfer redemption.

By telephone, you may use Ashport's telephone redemption procedure to redeem shares valuing less than $100,000. For amounts over $100,000 the Funds require that you submit a letter with a signature guarantee by a bank, broker/dealer or certain other financial institutions is required.

The Funds are intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short-term trading of Fund shares, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies, creates risks for the Funds and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs and potential dilution in the value of shares.

In order to discourage frequent short-term trading in Fund shares, the Funds have adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on shares that are purchased and redeemed or exchanged within 5 days after the date of purchase. This fee is calculated based on the shares' aggregate net assets value on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund and does not benefit the Fund's Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund's exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or distributions, (ii) the redemption is initiated by the Fund, (iii) shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, and (iv) shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look through redemption fee procedures or effective anti-short term trading policies and procedures are in place, and (v) for hardship cases on a case-by-case basis. These include programs utilizing omnibus accounts. With the above-noted exceptions, this redemption fee will apply in all cases and may not be waived by any officer of the Trust, by the Adviser, or by any other third party. For hardship cases, the Trust's President or Treasurer may waive the redemption fee if, after suitable inquiry, a hardship is found to exist and the redemption will not result in harm to other Fund shareholders.

Transfer within the Ashport Family

Any shareholder may at any time transfer in some or all of their investment from one Fund to another within the same Class of shares by redeeming from one Fund and subscribing to the other. However, any transfer from the Ashport Global Fixed Income Fund Inc. to any of the other Funds shall cause an additional sales charge of the difference between the up front sales charges described above. To exchange your shares, send a letter to Ashport's investor services. Telephone exchanges are currently available up to $100,000.

Customer Identification Program

Federal law requires the Trust, on behalf of the Funds, to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information, for each investor who opens or reopens an account with the Funds. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Trust reserves the right to (i) place limits on transactions in any account until the identity of the investor is verified; or
(ii) refuse an investment in the Funds or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Trust and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity is not verified.

Abusive Trading Practices

To minimize harm to the Funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control. The Funds monitor purchase and redemption activities to assist in minimizing short term trading.

The Funds have an Anti-Money Laundering Program in place and conduct verification of new shareholders. The Funds may be required to "freeze" your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

PRICING OF FUND SHARES

The net asset value per share (or "NAV") is determined separately for each class by taking the total assets of each Fund and subtracting its total liabilities and then dividing the difference by the total number of shares outstanding in each class. Some liabilities may differ by class of share. The NAV is determined as of the close of the New York Stock Exchange each day that the New York Stock Exchange is open for trading. The price at which a purchase or redemption is effected is based on the next calculation of the NAV after the order is placed.

Portfolio securities for which market quotations are readily available are valued at their current market value. Securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available before the time when assets are valued. Where the Adviser determines that the last sale price prior to valuation does not reflect current market value, the Adviser will determine the market value of those securities or assets in accordance with industry practice and other factors considered relevant by the Adviser. Securities and other assets for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. Debt securities with a remaining maturity of 60 days or less are valued at amortized cost unless the Adviser determines that such value does not represent market value, in which case, the Adviser will value by reference to the Fund's pricing service or dealer quotation.

Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to policies and procedures approved by the Trust's Board of Trustees. Pursuant to the Funds' pricing procedures, securities for which market quotations are not readily available, and therefore are subject to being fair valued, may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund). Market prices are also deemed not to be readily available in circumstances when an event has occurred after the close of the principal foreign market on which a security trades but before the time for determination of the Funds' net asset value that has been affected, or is likely to affect more than minimally the net asset value per share of the Fund. Currently each Fund fair values securities traded primarily on markets that close prior to the time as of which the Fund's net asset value is calculated whenever the Fund concludes that occurrences after such closing times may have more than a minimal effect on the value of its portfolio.

When a market price is not readily available, a portfolio security is valued at its fair value, as determined in good faith under procedures established by the Board of Trustees. In determining fair value, the Funds' valuation procedures establish a process and methodology to be employed in attempting to ascertain, in good faith, fair value. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset. The value of a Fund's portfolio assets may change on days the Fund is closed and on which you are not able to purchase or sell your shares.

CLASSES OF FUND SHARES

Each Fund offers two classes of shares which impose different sales charges. The differences between the classes are described as follows:

Class A shares:
                      Sales Charge         Sales Charge
                      As a % of            As a % of                Dealer
Amount Invested       offering price       Net Amount Invested      Reallowance
------------------    --------------       -------------------      -----------
Less than   $100,000      4.75%                4.99%                   4.75%
$100,000 to $249,999      4.00%                4.17%                   4.00%
$250,000 to $499,999      3.00%                3.09%                   3.02%
$500,000 and over         2.25%                2.30%                   2.25%

Class C shares:

                      Sales Charge         Sales Charge
                      As a % of            As a % of                Dealer
Amount Invested       Offering Price       Net Amount Invested      Reallowance
---------------       --------------       -------------------      -----------

$1 and over               1.00%                1.01%                   1.00%

Each class of shares is identical in all respects except that each class bears different distribution and service fees corresponding with the different sales charge rates. Class A shares have a Distribution (12b-1) and Service Fee of .25% of the average daily net assets of each Fund. Class C shares have a Distribution (12b-1) and Service Fee of 1.00% for eight years, after which time your shares are automatically converted to Class A Shares. There are no sales charges imposed on the conversion.

The minimum initial investment amount for the funds is $500. The minimum subsequent purchase amount for the portfolio is $250.

Statements. Each time there is activity in your account, i.e. a purchase or sale, the Funds will mail you a confirmation reflecting the transaction and your new share balance. All shareholders receive quarterly statements reflecting the market value of their account(s) at the end of the period and any dividend distributions during the period.

Third Party Arrangements. The Adviser and its affiliates may utilize a portion of their assets, including 12b-1 fees, to pay all or a portion of the charges of various programs that make shares of the Funds available to their customers. Subject to tax limitations and approval by the Board of Trustees on a Fund-by-Fund basis, each of the Funds pays a portion of these charges, out of assets other than 12b-1 payments, representing savings of expenses the Funds would otherwise incur in maintaining shareholder accounts for those who invest in the Funds through these programs.

The Distributor or an affiliate may, from time to time, at its expense out of its own financial resources (a source of which may be payment under the Fund's distribution plan), make cash payments to some but not all brokers, dealers or financial intermediaries for shareholder services, as an incentive to sell shares of the Funds and/or to promote retention of its customers' assets in the Funds. These payments, sometimes referred to as "revenue sharing", do not change the price paid by investors to produce the Funds' shares or the amount the Funds receive as proceeds from such sales result in increased fund expenses. Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Funds or to shareholders in the Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker, dealer or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers, and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer or other financial intermediary provides shareholder services to Fund shareholders. Revenue sharing payments may be structured as (i) a percentage of net assets; (ii) a percentage of net sales; and/or (iii) a fixed dollar amount.

Distribution and Service Fees. Distribution and Service Fees are used to compensate the Funds' Distributor ("Distributor") for expenses incurred to promote the sale of shares and the servicing of accounts of each Fund.

Distribution fees also allow the Distributor to compensate broker-dealers or other persons for providing distribution assistance, as well as financial intermediaries for providing administrative and accounting services for their account holders.

DIVIDEND AND DISTRIBUTION INFORMATION

The Funds distribute at least annually any net investment income and any net realized capital gains. The Funds may also make distributions on a more frequent basis to comply with Federal tax requirements. For purposes of this calculation, net investment income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period.

For your convenience, dividends and capital gains are automatically reinvested in your Fund. If you elect to have distributions paid in cash, the Funds will mail a check to your address of record or your Ashport Funds Account may be credited instead of purchasing more shares of your Fund. There are no sales charges on dividend reinvestment.

TAXES

As with any investment, you should consider how your investment in the Funds would be taxed. If your account is not a tax-deferred retirement account, you should be aware of the following tax consequences. For federal income tax purposes, a Fund's income and short-term capital gain distributions are taxed as ordinary income. Long-term capital gain distributions are taxed as capital gains. Your distributions may also be subject to state and local income taxes. The distributions are taxable when they are paid, whether you receive them in cash or participate in the dividend reinvestment program. It is anticipated that each January, Ashport Mutual Funds will mail you a form indicating the federal tax status of dividends and capital gains distributions earned from your securities, including the Funds, held within your Account. For individuals, long-term capital gains are generally subject to a lower tax rate. Long-term and short-term holding periods are defined by the Internal Revenue Service code and are subject to change by Congress. If you hold shares in a tax-deferred retirement account, your distributions will be taxed when you receive a distribution from your tax-deferred account.

When you redeem your shares, the tax treatment of any gains or losses may be affected by the length of time for which you hold your shares.

As a shareholder, you must provide the funds with correct taxpayer identification number (generally your Social Security number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the funds to withhold 35% of your taxable distributions and redemptions. Federal law also requires the Ashport Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain non-resident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Please see the "Statement of Additional Information" for your Fund for more information on the tax consequences of your investment. You should also consult your own tax adviser for further information.

FINANCIAL HIGHLIGHTS

The financial highlights tables set forth below are intended to help you understand the financial performance of the Funds for the past five years or for the life of the Fund, if less. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds' Class A and C shares assuming the reinvestment of all distributions. The information for the fiscal years ended November 30, 2005 and 2004 has been audited by Cohen McCurdy, Ltd., independent registered public accountants, whose report along with the Funds' financial statements and related notes are included in the November 30, 2005 Annual Report, which is available upon request, without charge. On August 12, 2004, Cohen McCurdy, Ltd., was selected to replace Kaufman Rossin & Co., as the Trust's independent auditor for the 2004 fiscal year. The Trust's selection of Cohen McCurdy, Ltd., was recommended by the Audit Committee and approved by the Board of Trustees. The information for the periods ended prior to November 30, 2004 has been audited by Kaufman Rossin & Co., independent auditors.

LARGE CAP FUND

-----------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS              Year Ended  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                   November    November    November    November    November    November    November
                                   30, 2005    30, 2005    30, 2004    30, 2004    30, 2003    30, 2003    30, 2002
                                    Class A    Class C      Class A     Class C    Class A    Class C(b)  Class A(a)
-----------------------------------------------------------------------------------------------------------------------
Selected Per Share Data


-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of        $8.48      $8.28        $9.26       $9.22      $7.53       $7.28       $10.00
period                               -----      -----        -----       -----      -----       -----       ------
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)
Net realized and unrealized gain
(loss)                              (0.05)      (0.05)      (0.11)      (0.07)      (0.12)      (0.12)      (0.16)

                                     0.57        0.50        1.04        0.84        1.85        2.06       (2.31)
                                                             ----        ----        ----        ----       ------
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations     0.52        0.45        0.93        0.77        1.73        1.94       (2.47)
-----------------------------------------------------------------------------------------------------------------------
Less Distributions to
Shareholders:
From net realized gain              (0.56)      (0.56)      (1.71)      (1.71)        --          --          --

-----------------------------------------------------------------------------------------------------------------------
Total Distributions                 (0.56)      (0.56)      (1.71)      (1.71)        --          --          --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $8.44      $8.17        $8.48       $8.28      $9.26       $9.22        $7.53
-----------------------------------------------------------------------------------------------------------------------
Total Return                         5.70%      4.96%        9.81%       7.90%      22.97%    26.65%(d)   (24.70%)(d)
-----------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period          $498,777    $732,600    $350,563    $739,712    $218,054    $387,298    $ 34,327
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net     1.99%      2.79%        2.16%       2.78%      2.68%      2.64%(c)     3.92%(c)
assets
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net     6.31%      7.24%        6.08%       6.95%      13.88%    13.66%(c)    87.30%(c)
assets before waiver &
reimbursement
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income      (0.53%)    (0.55%)      (1.33%)     (0.78%)    (1.45%)    (1.42%)(c)   (2.73%)(c)
(loss) to average net assets
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income      (4.86%)    (5.00%)      (5.25%)     (4.96%)    (12.65%)  (15.08%)(c)  (86.11%)(c)
(loss) to average net assets
before waiver & reimbursement
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate              516%        516%        518%        518%        826%        826%        298%
-----------------------------------------------------------------------------------------------------------------------

(a) For the period December 18, 2001 (Commencement of Operations) to November 30, 2002.
(b) For the period December 18, 2002 (Commencement of Operations) to November 30, 2003.
(c) Annualized.
(d) Not annualized.

SMALL/MID CAP FUND

--------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS  Year Ended Year Ended  Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                       November   November  November 30, November 30, November 30, November 30, November 30,
                       30, 2005   30, 2005      2004         2004         2003         2003         2002
                        Class A    Class C     Class A      Class C      Class A    Class C(b)   Class A(a)
--------------------------------------------------------------------------------------------------------------
Selected Per Share
Data

--------------------------------------------------------------------------------------------------------------
Net asset value,         $9.81      $9.67      $10.11       $10.07        $9.83        $8.71       $10.00
beginning of period      -----      -----      ------       ------        -----        -----       ------
--------------------------------------------------------------------------------------------------------------
Income from
investment operations:
Net investment income
(loss)                  (0.14)     (0.14)      (0.16)       (0.19)       (0.17)       (0.16)       (0.20)
Net realized and
unrealized gain (loss)   1.11       1.03        0.37         0.30         0.45         1.52         0.03
                                                ----         ----         ----         ----         ----
--------------------------------------------------------------------------------------------------------------
Total from investment    0.97       0.89        0.21         0.11         0.28         1.36        (0.17)
operations
--------------------------------------------------------------------------------------------------------------
Less Distributions to
Shareholders:
From net realized       (1.21)     (1.21)      (0.47)       (0.47)         --           --           --
gain                      --         --        (0.04)       (0.04)         --           --           --
From return of capital
--------------------------------------------------------------------------------------------------------------
Total Distributions     (1.21)     (1.21)      (0.51)       (0.51)         --           --           --
--------------------------------------------------------------------------------------------------------------
Net asset value, end     $9.57      $9.35       $9.81        $9.67       $10.11       $10.07        $9.83
of period
--------------------------------------------------------------------------------------------------------------
Total Return             8.70%      7.97%       2.01%        1.00%        2.85%     15.61%(d)     (1.70%)(d)
--------------------------------------------------------------------------------------------------------------
Ratios and
Supplemental Data
--------------------------------------------------------------------------------------------------------------
Net assets, end of     $403,621   $340,842    $292,195     $365,107     $219,918     $240,248     $ 51,088
period
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to     2.11%      2.89%       2.25%        2.95%        2.98%      2.54%(c)      3.91%(c)
average net assets
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to     9.37%     10.31%       8.44%        9.29%       18.74%      15.94%(c)    70.92%(c)
average net assets
before waiver &
reimbursement
--------------------------------------------------------------------------------------------------------------
Ratio of net            (1.40%)    (1.43%)     (1.69%)      (2.02%)      (2.21%)    (1.88%)(c)    (3.16%)(c)
investment income
(loss) to average
net assets
--------------------------------------------------------------------------------------------------------------
Ratio of net            (8.66%)    (8.84%)     (7.88%)      (8.35%)     (17.97%)     (15.29%)    (70.17%)(c)
investment income
(loss) to average
net assets before
waiver & reimbursement
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover       623%       623%        439%         439%         374%         374%          9%
Rate
--------------------------------------------------------------------------------------------------------------

(a) For the period December 18, 2001 (Commencement of Operations) to November 30, 2002.
(b) For the period April 13, 2003 (Commencement of Operations) to November 30, 2003.
(c) Annualized.
(d) Not annualized.

GLOBAL FIXED INCOME FUND

--------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS Year Ended  Year Ended  Year Ended  Year Ended   Year Ended   Year Ended    Year Ended
                      November    November    November  November 30, November 30, November 30,  November 30,
                      30, 2005    30, 2005    30, 2004      2004         2003         2003          2002
                       Class A    Class C     Class A      Class C      Class A    Class C(b)    Class A(a)
--------------------------------------------------------------------------------------------------------------
Selected Per Share
Data

--------------------------------------------------------------------------------------------------------------
Net asset value,        $9.84      $9.74       $9.66        $9.60        $9.54        $9.65        $10.00
beginning of period     -----      -----       -----        -----        -----        -----        ------
--------------------------------------------------------------------------------------------------------------
Income from
investment
operations:
Net investment          0.38        0.38        0.22        0.17         0.04        (0.14)         0.21
income (loss)
Net realized and        0.10        0.03        0.13        0.14         0.08         0.09         (0.67)
                                                ----        ----         ----         ----         ------
unrealized gain
(loss)

--------------------------------------------------------------------------------------------------------------
Total from              0.48        0.41        0.35        0.31         0.12        (0.05)        (0.46)
investment operations
--------------------------------------------------------------------------------------------------------------
Less Distributions
to Shareholders:
From net realized      (0.42)      (0.42)      (0.17)      (0.17)         --           --            --
gain
--------------------------------------------------------------------------------------------------------------
Total Distributions    (0.42)      (0.42)      (0.17)      (0.17)         --           --            --
--------------------------------------------------------------------------------------------------------------
Net asset value, end    $9.90      $9.73       $9.84        $9.74        $9.66        $9.60        $9.54
of period
--------------------------------------------------------------------------------------------------------------
Total Return            4.70%      4.03%       3.62%        3.23%        1.26%      (0.52%)(d)   (4.60%)(d)
--------------------------------------------------------------------------------------------------------------
Ratios and
Supplemental Data
--------------------------------------------------------------------------------------------------------------
Net assets, end of    $226,938    $220,097    $218,129    $253,819     $166,334     $239,785      $ 31,788
period
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to    2.13%      2.78%       2.17%        2.66%        3.48%      3.48%(c)      3.92%(c)
average net assets
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to   12.40%      13.18%      9.82%       10.65%       13.92%      13.90%(c)    75.61%(c)
average net assets
before waiver &
reimbursement
--------------------------------------------------------------------------------------------------------------
Ratio of net            3.75%      3.79%       2.28%        1.76%       (1.73%)    (1.73%)(c)     2.33%(c)
investment income
(loss) to average
net assets
--------------------------------------------------------------------------------------------------------------
Ratio of net           (6.52%)    (6.60%)     (5.36%)      (6.23%)     (12.17%)    (12.15%)(c)  (69.36%)(c)
investment income
(loss) to average
net assets before
waiver &
reimbursement
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover       8%          8%         68%          68%         196%         196%          148%
Rate
--------------------------------------------------------------------------------------------------------------

(a) For the period December 18, 2001 (Commencement of Operations) to November 30, 2002.
(b) For the period December 24, 2002 (Commencement of Operations) to November 30, 2003.
(c) Annualized.
(d) Not annualized.

PRIVACY INFORMATION STATEMENT

As required by the Securities and Exchange Commission and the Federal Trade Commission, the Privacy Policy below explains our handling of information that we have in our records that is personal and private to you. It reiterates our commitment to keeping that information private.

In the course of doing business with you, we collect nonpublic information about you from the following sources:

      Information we receive from you on applications or other forms, such as social security numbers, personal financial information, occupation, and birth date;

      Information about your transactions with us, our affiliates or others such as payment history, account balances, assets, past transactions; and

      Information we collect from you through your account inquiries by mail, e-mail or telephone.

We do not disclose any nonpublic personal information about our customers or former customers to any nonaffiliated third party, except with prior consent or as permitted by law. Disclosure permitted by law includes information to our service providers, such as the transfer agent, custodian, shareholder communication firms, consultants and clearing firms. We only share with these service providers the information they need to provide those services and they are required to use this information only to provide the services.

We maintain physical, electronic and procedural safeguards to ensure the integrity and confidentiality of your nonpublic personal information in the manner described above.

FOR MORE INFORMATION

General Information and Other Available Information

The Funds send out a semi-annual report and an annual report to shareholders of the Ashport Funds. These reports include a list of the Funds' investments and financial statements. The annual report will contain a statement from the Funds' Adviser discussing market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

The Funds have a Statement of Additional Information dated March 30, 2006 that contains additional information on all aspects of the Funds and is incorporated by reference into this Prospectus. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is available for review at the SEC's Public Reference Room in Washington, DC (1-202-942-8090) or email to the SEC at publicinfo@sec.gov or visit the SEC's web site at http://www.sec.gov. You can also obtain copies of Fund documents filed with the SEC by writing:

      Securities and Exchange Commission
      Public Reference Section
      Washington, DC  20549-6009
      Payment of a duplicating fee may be required.

Shareholders may obtain any of these documents free of charge and may request other information about the Funds by calling Ashport Funds at (888)282-2290 or go to www.funds@statetrust.com

Ashport Mutual Funds
SEC file number:   811-10301

                  Investment Adviser
                  StateTrust Capital LLC
                  800 Brickell Avenue, Suite 103
                  Miami, FL  33131

                  Administrator & Transfer Agent
                  StateTrust Capital LLC
                  800 Brickell Avenue, Suite 103
                  Miami, FL 33131

                  Auditors
                  Cohen McCurdy, LTD
                  800 Westpoint Parkway, Suite 1100
                  Westlake, OH  44145-1594

                  Custodian
                  US Bankcorp
                  800 Nicollet Mall
                  Minneapolis, MN  55402

                  Distributor
                  StateTrust Investments, Inc.
                  800 Brickell Avenue, Suite 103
                  Miami, FL  33131

[actual form is in two columns]
New Account Application

Ashport Mutual Funds

--------------------------------------------------------------------------------
   Please print.
1  Registration-Individual___ Joint___(see reverse)
   ------------------------------------------------

Account name(s)
---------------------------------------------------

---------------------------------------------------

Country of residence
---------------------------------------------------


2 Social Security      ___-__-____

3  Account Address (see reverse)

All communication should be delivered to the address indicated below. If I do not indicate the address, all communications should be delivered to my bank/dealer named in Section 8 as my representative.

---------------------------------------------------
---------------------------------------------------

---------------------------------------------------

Telephone
---------------------------------------------------

4  Initial Investment
   ------------------------------------------------

Payment must be made in U.S. dollars.

|_| Check enclosed for $____________, payable to Ashport Mutual Funds

|_| Wire transfer for  $________.___

Wire transfer payments should be made to the bank specified on the reverse side of this application.

5  Investment Selection (see reverse)
   ------------------------------------------------

Indicate amount to be invested in each Fund.

|_| Ashport Global Fixed Income Fund
    ("A" shares) $_____________.___

|_| Ashport Large Cap Fund
    ("A" shares) $_____________.___

|_| Ashport Small/Mid Cap Fund
    ("A" shares) $_____________.___

|_| Ashport Global Fixed Income Fund
    ("C" shares) $_____________.___

|_| Ashport Large Cap Fund
    ("C" shares) $_____________.___

|_| Ashport Small/Mid Cap Fund
    ("C" shares) $_____________.___

6  Distribution Option (see reverse)
   ------------------------------------------------

|_| Dividends and capital gain and distributions reinvested.
|_| Dividends and capital gain distributions in cash.
|_| Dividends in cash and capital gain distributions reinvested.

7  Distribution Instructions
   ------------------------------------------------

Complete the following if distributions are to be paid in cash to an address which differs from Section 2.

|_| Please mail distribution check as follows:

Name
---------------------------------------------------

Address
---------------------------------------------------

---------------------------------------------------

---------------------------------------------------

Account Number (if applicable)
---------------------------------------------------

|_| Please wire distribution as follows:

Name of bank
---------------------------------------------------

Bank address
---------------------------------------------------

---------------------------------------------------

---------------------------------------------------

Bank account number
---------------------------------------------------

Bank number
---------------------------------------------------


8  Redemptions
   ------------------------------------------------

If the following is not completed, redemptions may only be requested in writing and checks mailed to the address of record named in Section 2.

|_| I authorize StateTrust to honor redemption instructions given by telex, cable, and fax or in any other written from provided that the proceeds are transmitted only to the bank account specified below.

Name of bank
---------------------------------------------------

Bank address
---------------------------------------------------

---------------------------------------------------

---------------------------------------------------

Bank account number
---------------------------------------------------

Bank number
---------------------------------------------------

                                                 (Please Complete reverse side.)

9  Bank/Dealer
   ------------------------------------------------

We hereby authorize StateTrust to act as our agent in connection with transactions under this Account Application.

Bank/Dealer name
---------------------------------------------------

Branch number (if any)
---------------------------------------------------

Address
---------------------------------------------------

---------------------------------------------------

---------------------------------------------------

Telephone number
---------------------------------------------------

Authorized signature
---------------------------------------------------

Account officer name
---------------------------------------------------

Account officer name
---------------------------------------------------

10  Certification & Signature
    -----------------------------------------------

By signing below, I/we agree to the following provisions and policies.

o The information provided in this application is true, correct and complete.

o I/we are of legal age and have received and read the prospectus for the Fund(s) in which I am/we are investing and agree to its terms. I/we understand the investment objectives and program and believe that the Fund(s) is/are a suitable investment(s), based upon my/our investment needs and financial situation.

o If more than one applicant signs this application, then such signatories will be deemed to be joint applicants and join owners. A corporation should sign under the hand of a duly authorized official who should state his representative capacity.

o Unless otherwise stipulated or until written notice to the contrary has been received from any of the join holders who have signed this application, each and any one of the joint holders who have signed this application will be recognized as being entitled to exercise all of the rights attached to the shares issued, including the right to transfer the same.

o The information herein applies to all exchanges and distribution investments.

Under penalties of perjury, I certify that: the Social Security or Tax Identification Number (TIN) is correct and I am not subject to any backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified or have been notified that I am no longer subject to backup withholding. I am a US person (Including a US resident alien) and the IRS does not require your consent to any provision of this document other than certifications required to avoid back up withholding. I understand that if I do not provide a TIN to the Fund within 30 days the Fund(s) is require to withholding 30% of all reportable payments until I provide a certified number.

I/We acknowledge that I/we have received and read the prospectus and agree to the terms within.


Please sign name(s) exactly as it appears in Section 1.

Signature(s)
---------------------------------------------------

---------------------------------------------------

Date
---------------------------------------------------


Provisions of Applications
---------------------------------------------------

                               GENERAL PROVISIONS

All investments will be made by StateTrust Investment, as agent for the broker/ dealer, in full and fractional shares carried out to three decimal places. StateTrust shall not be liable for any act or omission made in good faith.

                                  REGISTRATION

Provide full names of investor or nominee. If a joint account, all names must be included. Joint accounts will be registered as joint tenants with rights of survivorship. If a corporation or other organization, the legal name must be given as well as the names and titles of those authorized to give instructions for the account.

                               DISTRIBUTION OPTION

If no box is checked, dividend and capital gain distributions will be reinvested.

                                  WIRE TRANSFER

A. To open an account with an over-the-wire purchase. Have your dealer's back office call in advance to obtain a wire number.

B.   For a new account. You will be asked to provide the information needed for
     Section 1 though 5 and to confirm that you can provide each of certifications in Section 9 in the Account Application. You must also complete the Account Application and mail it to StateTrust at the address noted in the prospectus.

C. For an existing account. You will be requested to provide the account number.

D. Wire Format. Your bank should be instructed to wire the investment as follows:


         Bank:

         ABA Number:

         Credit Account:

         Further Credit:

ASHPORT MUTUAL FUNDS
800 Brickell Avenue, Suite 103
Miami, FL  33131
Toll Free (888)282-2290

                       STATEMENT OF ADDITIONAL INFORMATION

                                                                 October 1, 2006

      This Statement of Additional Information relates to the Ashport Large Cap Fund, Ashport Small/ Mid Cap Fund and Ashport Global Fixed Income Fund. Each Fund is a series of the Ashport Mutual Funds (the "Ashport Funds" or the "Funds"). This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds' current Prospectus dated October 1, 2006, as supplemented from time to time, which is incorporated herein by reference. A copy of the Prospectus may be obtained by contacting the Funds at the address or telephone number listed above.

      The financial statements for the fiscal year ended November 30, 2005 for the Funds appearing in the Annual Report to Shareholders have been audited by Cohen McCurdy, Ltd., Independent Registered Public Accountants and are incorporated herein by reference to the Trust's Annual Report as filed with the Securities and Exchange Commission on January 27, 2006.

                                TABLE OF CONTENTS

TOPIC                                                                   PAGE NO.
-----                                                                   --------

Fund History                                                                   3
Investment Policies and Restrictions                                           3
Portfolio Holdings                                                            18
Fundamental Investment Restrictions                                           19
Management of the Funds                                                       20
Trustees of the Trust                                                         20
Adviser                                                                       24
Distributor                                                                   28
Distribution Plan                                                             28
Code of Ethics                                                                30
Proxy Voting Policies                                                         30
The Administrator and Transfer Agent                                          31
Custodian                                                                     32
Independent Accountant                                                        32
Legal Counsel                                                                 32
Control Persons, Principal Shareholders and Management Ownership              32
Purchases, Redemptions and Exchanges                                          35
Dividends, Distributions and Taxes                                            35
Portfolio Transactions and Brokerage                                          38
Investment Performance Information                                            40
Financial Statements                                                          43
General Information                                                           44
Organization and Capitalization                                               44
Additional Information                                                        45
APPENDIX A                                                                    46

                                  FUND HISTORY

      The Ashport Mutual Funds (the "Trust") is an open-end management investment company organized on May 21, 2001 as a Massachusetts business trust. Its shares are currently divided into three series, the Large Cap Fund (the "Large Cap Fund"), the Small/Mid Cap Fund (the "Small/Mid Cap Fund"), and the Global Fixed Income Fund (the "Global Fixed Income Fund") collectively referred to as the "Funds." Prior to September 17, 2003 the Global Fixed Income Fund was known as the Fixed Income Fund and was managed under different investment policies to pursue a different investment objective. On September 15, 2003 a majority of the shareholders of the Fixed Income Fund approved a change in the Fund's name, investment objective and policies. The Funds have an unlimited number of authorized shares of beneficial interest, par value $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series and an unlimited number of classes.

                      INVESTMENT POLICIES AND RESTRICTIONS

      The following investment policies and restrictions supplement and should be read in conjunction with the information set forth under the heading "Principal Investment Objectives, Policies & Risks" in the Funds' Prospectus. Except as noted in the Prospectus, each Fund's investment policies are not fundamental and may be changed by the Trustees of the Funds without shareholder approval. Each Fund's fundamental investment restrictions may not be changed without shareholder approval as defined in "Fundamental Investment Restrictions" in this Statement of Additional Information.

      Warrants. The Funds each may invest up to 5% of their respective total assets in warrants. Warrants may be considered more speculative than certain other types of investments due to the following:

            (1) Holders are not entitled to dividends or voting rights with respect to the underlying securities;

            (2) Warrants do not represent any rights to the assets of the issuing company;

            (3) A warrant's value does not necessarily change in proportion to the value of the underlying securities; and

            (4) A warrant ceases to have value if it is not exercised prior to the expiration date.

      Non-U.S. Securities. The Large Cap Fund and Small/Mid Cap Fund may each invest up to 20% of the value of their respective total assets in non-U.S. securities and the Global Fixed Income Fund may invest up to 80% of the value of its total assets in non-U.S. securities. Investment in non-U.S. securities involves certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. With respect to certain countries, there is also the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

      There may be less publicly available information about a non-U.S. company than about a U.S. company. Non-U.S. companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those to which U.S. companies are subject. Non-U.S. securities markets, while growing in volume, generally have substantially less trading volume than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets generally are higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Funds may have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures, which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect a Fund's performance. Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Funds or investors.

      Options. The Funds may purchase and sell call and put options for the purpose of hedging against a decline in the value of their respective portfolio securities.

      A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the exercise price or strike price). The writer, or seller, of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Fund writes a call option, that Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

      A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A Fund that sells a put option might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

      If a Fund desires to sell a particular security from its portfolio on which it has written an option, the Fund will seek to effect a closing purchase transaction prior to or concurrently with the sale of the security. A closing purchase transaction is a transaction in which an investor who is obligated as a writer of an option terminates his obligation by purchasing an option of the same series as the option previously written. (Such a purchase does not result in the ownership of an option). A Fund may enter into a closing purchase transaction to realize a profit on a previously written option or to enable the Fund to write another option on the underlying security with either a different exercise price or expiration date or both. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option.

      A Fund will write only fully "covered" options. An option is fully covered if at all times during the option period, the Fund writing the option owns either (i) the underlying securities, or securities convertible into or carrying rights to acquire the optioned securities at no additional cost, or (ii) an offsetting call option on the same securities at the same or a lower price.

      A Fund may not write a call option if, as a result thereof, the aggregate of such Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 10% of its total assets. The Funds may also purchase and sell financial futures contracts and options thereon for hedging and risk management purposes and to enhance gains as permitted by the Commodity Futures Trading Commission (the "CFTC").

      A Fund may also purchase and sell securities index options. Securities index options are similar to options on specific securities. However, because options on securities indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying securities index on the exercise date. When a Fund writes an option on a securities index, it will establish a segregated account with its custodian in which it will deposit cash or high quality short-term obligations or a combination of both with a value equal to or greater than the market value of the option and will maintain the account while the option is open.

      Each Fund's successful use of options and financial futures depends on the ability of the Adviser to predict the direction of the market and is subject to the following additional risks; (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

      To the extent that puts, calls, straddles, and similar investment strategies involve instruments regulated by the CFTC, each Fund is limited to an investment not in excess of 5% of its total assets, except that each Fund may purchase and sell such instruments, without limitation, for bona fide hedging purposes.

      Repurchase Agreements. The Funds may enter into "repurchase agreements" with member banks of the Federal Reserve System, "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities or with any domestic broker/dealer which is recognized as a reporting government securities dealer. Repurchase agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Funds require continual maintenance of collateral with the Custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of a repurchase agreement. In the event a vendor defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, a Fund might be delayed in selling the collateral.

      Reverse Repurchase Agreements. The Funds may also enter into reverse repurchase agreements. Under a reverse repurchase agreement a Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. At the time a Fund enters into a reverse repurchase agreement, it would establish and maintain with an approved custodian a segregated account containing liquid high-grade securities having a value not less than the repurchase price. Reverse repurchase agreements involve the risk that the market value of the securities subject to such agreement could decline below the repurchase price to be paid by a Fund for such securities. In the event the buyer of securities under a reverse repurchase agreement filed for bankruptcy or became insolvent, such buyer or receiver would receive an extension of time to determine whether to enforce a Fund's obligations to repurchase the securities and a Fund's use of the proceeds of the reverse repurchase could effectively be restricted pending such decision. Reverse repurchase agreements create leverage, a speculative factor, but are not considered senior securities by the Funds or the Securities and Exchange Commission ("SEC") to the extent liquid high-grade debt securities are segregated in an amount at least equal to the amount of the liability.

      Illiquid Investments. Each Fund may invest up to 15% of its assets in illiquid investments. Under the supervision of the Trustees, the Adviser determines the liquidity of a Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of that Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to such Fund's limitations on investments in illiquid securities.

      Borrowing. Each Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities or for other purposes. Under the Investment Company Act of 1940, as amended (the "1940 Act"), each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

      Securities Lending. Each Fund may seek to receive or increase income by lending its respective portfolio securities. Under present regulatory policies, such loans may be made to member firms of the New York Stock Exchange and are required to be secured continuously by collateral held by the Custodian consisting of cash, cash equivalents or U.S. Government Securities maintained in an amount at least equal to the market value of the securities loaned. Accordingly, the Funds will continuously secure the lending of portfolio securities by collateral held by the Custodian consisting of cash, cash equivalents or U.S. Government Securities maintained in an amount at least equal to the market value of the securities loaned. The Funds have the right to call such a loan and obtain the securities loaned at any time on five days notice. Cash collateral may be invested in fixed income securities rated at minimum grade by S&P or Moody's. As is the case with any extension of credit, loans of portfolio securities involve special risks in the event that the borrower should be unable to repay the loan, including delays or inability to recover the loaned securities or foreclose against the collateral. The aggregate value of securities loaned by a Fund may not exceed 33 1/3% of the value of the Fund's total assets. If the assets fall below the 300% coverage point, the Fund will decrease the borrowing.

      When Issued, Delayed Delivery Securities and Forward Commitments. The Funds may, to the extent consistent with their other investment policies and restrictions, enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization, or debt restructuring, i.e., a when, as and if issued security.

      When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While a Fund will only enter into a forward commitment with the intention of actually acquiring the security, such Fund may sell the security before the settlement date if it is deemed advisable.

      Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to a Fund prior to the settlement date. Each Fund will segregate with its Custodian cash or liquid high-grade securities in an aggregate amount at least equal to the amount of its respective outstanding forward commitments.

      Short Selling. In these transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make a delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

      Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Funds' net assets. The Funds may not make a short sale which results in the Funds having sold short in the aggregate more than 10% of the outstanding securities of any class of an issuer.

      The Funds also may make short sales "against the box" in which the Fund enters into a short sale of a security it owns.

      Until the Funds close out their short position or replace the borrowed security, they will: (a) maintain a segregated account, containing permissible liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover their short position.

      U.S. Government Obligations. The Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" U.S. Treasury obligations ("Stripped Treasury Obligations") such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Treasury bills have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises.

      Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury, the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported by the issuer's right to borrow specific amounts from the U.S. Treasury, the discretionary authority of the U.S. government to purchase certain obligations from such agencies or instrumentalities, or the credit of the agency or instrumentality.

      Derivative Investments. The term "derivatives" has been used to identify a range and variety of financial instruments. In general, a derivative is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. As in the case with other types of investments, the Global Fixed Income Fund's derivative instruments may entail various types and degrees of risk, depending upon the characteristics of a derivative instrument and the Fund's overall portfolio.

      The Global Fixed Income Fund will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Adviser to be consistent with the Fund's overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Fund's other portfolio investments.

      Foreign Currency Transactions. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Global Fixed Income Fund is authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the value of portfolio securities but rather may allow the Fund to establish a rate of exchange for a future point in time.

      When entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

      In addition, when the Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the securities held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. While forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollar.

      In addition, the Global Fixed Income Fund may purchase or sell forward currency exchange contracts to seek to increase total return or for cross-hedging purposes. The Global Fixed Income Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the portfolio manager believes that there is a pattern of correlation between the two currencies.

      Liquid assets equal to the amount of the Fund's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market value or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund's price to sell the currency or (ii) greater than the Fund's price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if the Fund holds a forward contract (or put option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund's price to buy the currency or (ii) lower than the Fund's price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.

      Hedging Generally. In addition to entering into options and futures transactions for other purposes, including generating current income to offset expenses or increase return, the Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite directions of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

      In hedging transactions based on an index, whether the Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general markets trends by the Adviser still may not result in a successful hedging transactions.

      The Global Fixed Income Fund will engage in hedging transactions only when deemed advisable by the Adviser, and successful use by the Fund of hedging transactions will be subject to the Adviser's ability to predict trends in the currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

      To the extent that the Global Fixed Income Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.

      Foreign Securities. The Global Fixed Income Fund may invest a substantial portion of its assets in foreign securities. Investments in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchange or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of the Fund that invests in foreign securities. The fixed income securities held by the Fund will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

      There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S. Several risks exist concerning such investments in foreign debt, including the securities of foreign governments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by United States entities or citizens.

      In addition, the Global Fixed Income Fund may invest their assets in countries with emerging economies or securities markets. These countries are located in but not limited to the Asia and Pacific regions, the Middle East, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund's delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.

      Although the Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, the Fund's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that the Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

      The Fund is also subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts and with other instruments, the respective net currency positions of the Fund may expose it to risks independent of its securities positions.

      Dividends and interest payable on the Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. Federal income tax law, they may reduce the net return to the shareholders.

      Countries in which the Global Fixed Income Fund may invest (to the extent permitted by its investment policies) include, but are not limited to:
Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Columbia, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela.

      Asset-backed Securities. Asset-backed securities are securities backed by installment contracts, credit card and other receivables or other financial type assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets underlying securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments. An asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater than in the case for mortgage-backed securities. Falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security.

      Mortgage-backed Securities and Mortgage Pass-through Securities. The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae (formerly known as the Government National Mortgage Association) is backed by Ginnie Mae and the full faith an credit of the U.S. government. Also, securities issued by Ginnie Mae and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by the U.S. government agencies or instrumentalities other than Ginnie Mae are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Bank, are supported by the issuer's right to borrow from the U.S. Treasury. Others, such as those issued by Fannie Mae (formerly known as the Federal National Mortgage Association), are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. The Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date.

      Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. These private mortgage-backed securities may be supported by U.S. government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the extent as holder of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

      Mortgage-backed securities have greater market volatility than other types of securities. In addition, because prepayments often occur at times when interest rates are low or are declining, the Fund may be unable to reinvest such funds in securities which offer comparable yields. The yields provided by these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment features.

      For Federal tax purposes other than diversification under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), mortgage-backed securities are not considered to be separate securities but rather a beneficial ownership in "grantor trusts," conveying to the holder an individual interest in each of the mortgages constituting the pool.

      The mortgage securities which are issued or guaranteed by Ginnie Mae, Freddie Mac (formerly known as Federal Home Loan Mortgage Corp.) or Fannie Mae ("certificates") are called pass-through certificates because a pro-rata share of both regular interest and principal payments (less Ginnie Mae's, Freddie Mac's or Fannie Mae's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the certificate (i.e., the portfolio).

      The Global Fixed Income Fund may also invest in pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the Adviser determines that the securities meet the Fund's quality standards.

      Other Mortgage-backed Securities. The Adviser expects that governmental, governmental-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Global Fixed Income Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

      Brady Bonds. The Global Fixed Income Fund may invest in so-called "Brady Bonds." Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter ("OTC") secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative and subject to, among other things, the risk of default.

      Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

      High Yield Debt Securities. Fixed income securities rated Ba or lower by Moody's or BB or lower by S&P, frequently referred to as "junk bonds," are considered to be of poor standing and predominantly speculative. They generally offer higher yields than higher rated bonds. Such securities are subject to a substantial degree of credit risk. Such medium- and low-grade bonds held by a Fund may be issued as a consequence of corporate restructurings, such as leverage buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Additionally, high-yield bonds are often issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect the Fund's net asset value per share.

      There can be no assurance that diversification will protect the Fund from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on high-yield bonds in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing.

      The value of lower-rated debt securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low- and medium-rated bonds may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by the Fund, especially in a thinly traded market. Illiquid or restricted securities held by the Fund may involve valuation difficulties. Trading in the secondary market for high-yield bonds may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for high-yield bonds may be less liquid than the market for investment-grade corporate bonds. There are fewer securities dealers in the high-yield market, and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, high-yield bond prices may become more volatile.

      An economic downturn or increase in interest rates is likely to have an adverse effect on the lower-rated securities market generally (resulting in more defaults) and on the value of lower-rated securities contained in the portfolio of the Fund which holds these securities.

See Appendix A for a description of ratings.

      Temporary Defensive Position. When the Adviser believes market or economic conditions are unfavorable for investors, the Adviser may invest up to 100% of any Fund's net assets in a temporary defensive manner or hold a substantial portion of its net assets in cash, cash equivalents, or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the underlying fund investments in which the Fund normally invests, or the U.S. economy. Temporary defensive investments generally may include U.S. government securities, certificates of deposit, high-grade commercial paper, repurchase agreements, money market fund shares, and other money market equivalents. The Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

      Portfolio Turnover. Each Fund's average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less.

The Funds experienced the following portfolio turnover rates for fiscal years ending on November 30 of the years shown below:

------------------------------------------------------------------------
Fund                                                 2005          2004
------------------------------------------------------------------------
Large-Cap Fund                                       516%          518%
------------------------------------------------------------------------
Small/Mid-Cap Fund                                   623%          439%
------------------------------------------------------------------------
Global Fixed Income Fund                               8%           68%
------------------------------------------------------------------------

The Funds pay brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover generally involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. If such rate of turnover exceeds 100%, the Funds will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. Historical turnover rates can be found under the heading "Financial Highlights" located in the Trust's Prospectus.

PORTFOLIO HOLDINGS

         Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Funds. The Funds and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Funds, which includes information relating to the Funds' portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Funds (collectively, "Portfolio Holdings Information"). In addition, the Funds and the Adviser have adopted policies and procedures that providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (i) made available generally to the public by posting on the Funds' website or filed as part of a required filing on Form N-Q or N-CSR or (ii) provided to a third party for legitimate business purposes that has entered into a confidentiality agreement approved by the Adviser's legal department or outside counsel. Disclosure made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Funds with the recipient reaffirming that the recipient has utilized such information solely in accordance with the terms of the agreement. These policies further provide that no officer of the Fund or employee of the Adviser may communicate with the media about the Funds without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer or General Counsel of the Adviser. The Funds currently may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis (with the exception of proxy voting services which require a regular download or data).

      1 To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Funds;

      2 To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has signed a confidentiality or similar agreement with the Funds;

      3 To service providers of the Funds, including their administrator, transfer agent, custodian, and independent public accounting firm as is necessary for the performance of their services to the Funds and to the Board of Trustees;

      4 To firms providing proxy voting or other proxy services provided such person has signed a confidentiality or similar agreement with the Funds;

      5 To certain broker dealers, investment advisers and other financial intermediaries for purposes of their performing due diligence on the Funds and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker dealer or financial intermediary to sign a confidentiality or similar agreement with the Funds and is further subject to prior approval of the Chief Compliance Officer of the Funds and shall be reported to the Board of Trustees at the next quarterly meeting; and

      6 To consultants for purposes of performing analysis of the Funds which analysis (but not the Portfolio Holdings Information) may be used by the consultant with its clients or disseminated to the public provided that such entity shall have signed a confidentiality or similar agreement with the Funds.

      Information provided to any of the above noted persons will only be so disclosed if such person has adopted a code of ethics or similar policy which requires that the recipient (1) maintain the confidentiality of such information and (2) refrain from using such information for any unapproved purpose until such information is made available to the general public. Disclosures to these types of persons generally occur within five days of such information becoming available to the Funds.

      Neither the Funds nor the Adviser, nor any of its affiliates will accept on behalf of itself, its affiliates or Funds any compensation or other consideration in connection with the disclosure of portfolio holdings of the Funds. The Board of Trustees will review such arrangements annually with the Funds' Chief Compliance Officer. Other than the limited authority granted to the Chief Compliance Officer as described herein, the Board prohibits any officer of the Trust, the Advisor or any third party from waiving any prohibition of restriction contained in these policies.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

      The following fundamental investment restrictions may not be changed with respect to a Fund without the approval of a majority of the shareholders of that Fund, which means the affirmative vote of the holders of (a) 67% or more of the shares of that Fund represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (b) more than 50% of the outstanding shares of that Fund, whichever is less. Except as set forth in the Prospectus, all other investment policies or practices are considered by each Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

      The following investment restrictions are applicable to each of the Funds. Briefly, these restrictions provide that a Fund may not:

            (1) purchase the securities of any one issuer, other than the United States Government, or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

            (2) invest 25% or more of the value of its total assets in any one industry, provided that, for purposes of this policy, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries;

            (3) issue senior securities in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. A Fund's obligations under swaps are not treated as senior securities;

            (4) borrow money (including on margin if margin securities are owned and enter into reverse repurchase agreements) in excess of 33 1/3% of its total assets except that the Fund may borrow up to 5% of its total assets for temporary purposes;

            (5) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Fund's investment objectives and policies or the acquisition of securities subject to repurchase agreements;

            (6) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities a Fund may be deemed to be an underwriter;

            (7) purchase real estate or interests therein;

            (8) purchase or sell commodities or commodities contracts except for purposes, and only to the extent, permitted by applicable law without the Fund becoming subject to registration with the CFTC as a commodity pool;

            (9) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's total assets and the Fund's aggregate short sales of a particular class of securities do not exceed 25% of the then outstanding securities of that class; or

            (10) invest in oil, gas or other mineral leases.

                             MANAGEMENT OF THE FUNDS

      Trustees of the Trust. The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which certain companies provide essential management services to the Trust. The Trustees maintain a nomination, valuation, compliance and audit committees comprised of the independent trustees. The Trustees have also established a Legal Compliance Committee comprised of the independent trustees and David Vurgait. There are currently six Trustees, four of whom are not "interested persons" as that term is defined in the Investment Company Act of 1940, as amended, by virtue of that persons affiliate with the Trust, its distributor, its investment adviser or otherwise.

The Trustees and principal officers of the Funds, their ages and their primary occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 800 Brickell Avenue, Suite 103 Miami, Florida 33131. Those Trustees whose names are preceded by an asterisk are "interested persons" of the Funds as defined by the 1940 Act.

-----------------------------------------------------------------------------------------------------------------------------------
Name, Address and    Position(s)       Term of         Principal Occupation(s) During Past 5     Number of     Other
Age                  Held with Funds   Office and      Years                                     Portfolios    Trusteeships
                                       Length of                                                 in Fund       held  by Trustee
                                       Time Served                                               Complex
                                                                                                 Overseen by
                                                                                                 Trustee
-----------------------------------------------------------------------------------------------------------------------------------
David Vugait, 40     Trustee and       2001            Director and adviser of the Adviser,      3             None
                     President                         President of the Distributor and
                                                       primary portfolio manager for the
                                                       Funds.  Prior to founding The
                                                       StateTrust Group in 1999, Mr. Vurgait
                                                       served as Vice President of the
                                                       Corporate Finance area of Andino
                                                       Capital Markets, Inc. (ACM ) from 1996
                                                       through 1999.

-----------------------------------------------------------------------------------------------------------------------------------
Jeffrey W. Cimbal,   Trustee and       2001            Chief operating officer of the Adviser    3             None
CPA, 46              Chief Financial                   and Chief Compliance Officer for the
                     Officer                           Distributor.  Prior to joining the
                                                       Investment Manager in 2000, Mr. Cimbal
                                                       served as Vice President and CFO for
                                                       CecWest Securities, Inc. and NASD
                                                       registered brokerage firm from 1986
                                                       through 2000.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
W. Brian Barrett,    Trustee           2001            Chartered Financial Analyst.  Associate   3             None
CFA+, 49                                               Professor of Finance with the
                                                       University of Miami.
-----------------------------------------------------------------------------------------------------------------------------------
Jaime Maya+, 48      Trustee           2001            Mr. Maya has served as a Certified        3             None
                                                       Public Accountant since 1985.
-----------------------------------------------------------------------------------------------------------------------------------
Anthony T.           Trustee           2004            An attorney with Shutts & Bowen Trust &   3             None
Golden+, 46                                            Estate Practice Group.  Mr. Golden's
                                                       practice concentrates in the areas of
                                                       complex taxation, estate planning and
                                                       estate administration.
-----------------------------------------------------------------------------------------------------------------------------------
Timothy R. Burch+,   Trustee           2004            Associate Professor of Finance with the   3             None
37                                                     University of Miami
-----------------------------------------------------------------------------------------------------------------------------------
David Jones, Esq.,   Chief             2004            Managing Member with Drake Compliance     N/A           N/A
49                   Compliance                        LLC.
                     Officer and       1998            Principal AttorneyDavid Jones & Assoc.,
                     Secretary                         PC
-----------------------------------------------------------------------------------------------------------------------------------

+Independent Trustees.

The Board of Trustees has established 3 standing committees in connection with their governance of the Funds. Audit, Pricing and Compliance Oversight.

The Audit Committee consists of independent Board members W. Brian Barrett, Jaime Maya, Anthony T. Golden and Timothy Burch. Mr. Barrett serves as Chairman of the Audit Committee and has been designated by the Board as the Audit Committee Financial Expert, as that term is defined under federal rules. The functions performed by the Audit Committee include, among other things, considering the matters pertaining to the Trust's financial records and internal accounting controls and acting as principal liaison between the Board of Trustees and the Trust's independent auditors.

The Nominating Committee consists of 2 members: W. Brian Barrett and Jaime Maya. Prior to March 1, 2004 Thomas Robinson also served as a member of the Nominating Committee. The functions performed by the Nominating Committee include, to provide candidates for nomination to the Board of Trustees in the event of a vacancy or need to add an additional board member.

The Pricing Committee consists of 2 members: David Vurgait and one of the Independent Trustees. The Pricing Committee in conjunction with the Adviser is responsible for determining fair valuation and market valuation of the Funds' securities when such determination involve the exercise of judgment.

The Compliance Oversight Committee consists of 3 members: W. Brian Barrett, Jaime Maya and David Vurgait. Prior to March 1, 2004 Thomas Robinson also served as a member of the Compliance Oversight Committee. The functions performed by the Compliance Oversight Committee in conjunction with the Funds' service providers is to review certain compliance matters affecting the Funds.

The following table sets forth certain information regarding the expected compensation of the Funds' Trustees and officers. Except as disclosed below, no executive officer or person affiliated with he Funds received compensation from the Funds.

                               Compensation Table

                                                                                              Total Compensation
                                                             Pension or                           From Trust
                                           Aggregate         Retirement                            And Fund
                                         Compensation     Benefits Accrued  Estimated Annual       Complex
                                             From         As Part of Trust   Benefits Upon         Paid to
Name and Position                          Trust(1)           Expenses         Retirement          Trustees
David Vurgait, Trustee and President          $ 0               None              None               $ 0
W. Brian Barrett, Independent Trustee     $3,000.00_            None              None            $3,000.00
Jeffrey W. Cimbal, Trustee, CFO, COO          $ 0               None              None               $ 0
Jaime Maya, Independent Trustee            $3,000.00            None              None            $3,000.00
Anthony T. Golden, Esq., Independent       $3,000.00            None              None            $3,000.00
Trustee
Timothy Burch,                             $3,000.00            None              None            $3,000.00
Independent Trustee

----------
(1) Effective January 1, 2005, the Trust pays each Independent Trustee $750.00 per regularly scheduled board meeting. The Funds paid the Independent Trustees $3,000.00 in the aggregate per person in each fiscal year.

      The Trustees of the Ashport Funds who are officers or employees of the Adviser or any of its affiliates receive no remuneration from the Funds. As of March 3, 2006 the officers and Trustees owned less than 1% of the outstanding shares of the Funds.

                       Information as of December 31, 2005

--------------------------------------------------------------------------------------------------------------
          Name of Director           Dollar Range of Equity Securities    Aggregate Dollar Range of Equity
                                                in the Fund*                Securities in all Registered
                                                                          Investment Companies Overseen by
                                                                           Trustee in Family of Investment
                                                                                      Companies
--------------------------------------------------------------------------------------------------------------
David Vurgait,                                       C                                    C
Interested Trustee
--------------------------------------------------------------------------------------------------------------
Jeffrey W. Cimbal,                                   C                                    C
Interested Trustee
--------------------------------------------------------------------------------------------------------------
W. Brian Barrett,                                   None                                None
Independent Trustee
--------------------------------------------------------------------------------------------------------------
Jaime Maya,                                         None                                None
Independent Trustee
--------------------------------------------------------------------------------------------------------------
Anthony T. Golden, Esq.,                            None                                None
Independent Trustee
--------------------------------------------------------------------------------------------------------------
Timothy Burch,                                      None                                None
Independent Trustee
--------------------------------------------------------------------------------------------------------------

Key to Dollar Ranges:

(m) None

(n) $1 - $10,000

(o) $10,001 - $50,000

(p) $50,001 - $100,000

(q) Over $100,000

      No Trustee who is not an interested person of the Trust owns any securities of the Adviser, the Distributor, or its affiliates.

Adviser

      The Investment Adviser is a Delaware Limited Liability Corporation and is registered as an investment adviser with the Securities and Exchange Commission. The Adviser also serves as adviser, fund administrator and transfer agent for the Ashport and Val-House Offshore Funds. StateTrust has managed the Funds since December 2001 and the Funds are its principal advisory clients. StateTrust has authority to manage the Funds in accordance with the investment objectives, policies and restrictions of the Funds subject to the general supervision of the Trust's Board of Trustees.

      Portfolio Managers. Mr. Joseph Turnes serves as the primary portfolio manager for each of the Funds. Mr. Turnes joined StateTrust Capital in March, 2002 as the Chief Executive Officer of the StateTrust Group. He has oversight over the equity and fixed-income investment programs for StateTrust Capital. Prior to joining StateTrust, Mr. Turnes served as a Senior Vice President at Salomon Smith Barney and was responsible for managing the equity and fixed income assets for high net worth individuals and families. He is a graduate of Catholic University of America.

      David Vurgait is a shareholder, director and adviser of the Investment Manager. Mr. Vurgait serves as part of the portfolio management team for the Funds. Prior to founding The StateTrust Group in 1999, Mr. Vurgait served as Vice President of the Corporate Finance area of Andino Capital Markets, Inc. (ACM ) from 1996 through 1999. Prior to 1996, Mr. Vurgait served as a Senior Associate for Booz Allen & Hamilton, Andean Region. Mr. Vurgait is a graduate of The Wharton School at the University of Pennsylvania, McGill University and Universidad Simon Bolivar.

      The table below includes details about the type, number and assets under management for the various types of accounts, and total assets in the accounts with respect to the advisory fee that Mr. Turnes managed as of December 31, 2005:

--------------------------------------------------------------------------------------------------------------
      Type of Account      Number of Accounts Managed    Total Assets Managed     Number of Accounts Managed
                                                                                  for which Advisory Fee is
                                                                                      performance based
--------------------------------------------------------------------------------------------------------------
   Registered Investment                3                    2,440,913.00                     0
         Companies
--------------------------------------------------------------------------------------------------------------
  Other pooled investment               0                         $0                          0
         vehicles
--------------------------------------------------------------------------------------------------------------
      Other accounts                   501                  $81,892,000.00                    0
--------------------------------------------------------------------------------------------------------------

      The table below includes details about the type, number and assets under management for the various types of accounts, and total assets in the accounts with respect to the advisory fee that Mr. Vurgait managed as of December 31, 2005:

--------------------------------------------------------------------------------------------------------------
      Type of Account      Number of Accounts Managed    Total Assets Managed     Number of Accounts Managed
                                                                                  for which Advisory Fee is
                                                                                      performance based
--------------------------------------------------------------------------------------------------------------
   Registered Investment                0                         $0                          0
         Companies
--------------------------------------------------------------------------------------------------------------
  Other pooled investment               0                         $0                          0
         vehicles
--------------------------------------------------------------------------------------------------------------
      Other accounts                    0                         $0                          0
--------------------------------------------------------------------------------------------------------------

      The portfolio managers receive a compensation package that includes base salary, cash bonus and equity-based incentive compensation. Base salary levels are maintained at levels that the Adviser deems to be commensurate with similar companies of comparable size in the asset management industry. Incentive compensation for portfolio managers and merit-based salary increases are determined based on quantitative and qualitative performance evaluation criteria, one component of which is the relative performance of all portfolios for which they are involved in investment decision-making.

      The Investment Advisory Agreement was approved by the Board of Trustees of the Funds on July 17, 2001 and by the then shareholders on December 20, 2001 and became effective on and is dated December 20, 2001. The Investment Advisory Agreement continued in force for an initial twenty-four month period and then in successive twelve month periods provided that such continuation is specifically approved by a majority vote of the Trustees who neither are interested persons of the Funds nor have any direct or indirect financial interest in the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval or by a vote of the outstanding voting securities of the Funds.

The Investment Advisory Agreements were most recently approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Investment Advisory Agreements or "interested persons" (as defined in the 1940 Act") of any party thereto on October 18, 2005. At the meeting, the Board of Trustees reviewed the written and oral presentations provided by the Adviser in connection with the Trustees' consideration of the Investment Advisory Agreements. The Trustees also reviewed their responsibilities under applicable law. The Trustees considered, in particular, (i) the nature, extent, and quality of the services to be provided by the investment adviser, (ii) the investment performance of the fund and the investment adviser (iii) the costs of the services to be provided and profits realized by the investment adviser, (iv) the extent to which economies of scale would be realized as the fund grows and (v) whether or not fee levels reflect these economies of scale for the benefit of the fund shareholders. The Independent Trustees met separately to discuss this information.

At the conclusion of the discussion concerning the investment advisory agreement, the Trustees made the following findings:

      1 the Trustees determined that, based on the materials provided them and the discussions of the Funds, both at this meeting and during prior board meetings during the year, it appeared that StateTrust was providing an acceptable level of quality service to the Funds. Their finding in this regard was based on the Fund's investment performance over the past year and for the life of the Funds, both in general and relative to similar funds in their peer group, the fact that StateTrust was subsidizing the Funds and maintaining Fund expense caps in order to allow the Funds to grow, and the fact that StateTrust was providing a variety of other administrative services to the Funds at no extra charge;

      2 the Trustees determined that, based on the information provided to them at this and prior board meetings, the investment performance of the Funds as generated by the adviser's efforts was acceptable and reasonable in relation to the Funds' size, investment type and relative newness in the marketplace;

      3 the Trustees determined that, since the Advisor had been waiving its fee and reimbursing Fund expenses since the Funds' inception, a consideration of the reasonableness of the advisory fees and profits realized by the Advisor was not applicable to this discussion. However, the Board did note that the Advisor's stated advisory fees for each Fund were not beyond the realm of normal fees charged by advisors of similar funds in similar circumstances;

      4 the Trustees determined that, since the Advisor had been waiving its fee and reimbursing Fund expenses since the Funds' inception, a consideration of potential economies of scale and considerations of fee adjustments to ensure that any benefits afforded by such economies of scale would inure to the shareholders was not applicable to this discussion.

Based on the Trustees consideration of all of the above-referenced factors, the Independent Trustees recommended to the full Board of Trustees, and each Trustee present at the meeting determined, that renewal of each of the Investment Advisory Agreements was in the best interest of each Fund and its shareholders.

      Under its Advisory Agreement with the Funds, the Adviser is responsible for the day to day management of each of the Funds in accordance with their investment objectives and policies. Furthermore, the Adviser is responsible for the investment performance of each of the Funds. For its services, the Adviser receives an annual advisory fee of 1.25% of the Large Cap and Small/Mid Cap Funds' average daily net assets and .50% of the Global Fixed Income Fund's average daily net assets. The advisory fee is calculated and accrued daily and paid monthly. The Adviser pays all of its expenses arising from the performance of its obligations under the Advisory Agreement, including the expenses of the Trustees and Officers of the Trust who are employees of the Adviser or its affiliates.

      The Adviser entered into an expense reimbursement contract with the Funds capping the overall expenses at 3.50% of the average daily net assets of each Fund through February 29, 2004. Effective March 1, 2004 the overall expense cap has been reduced to 3.0% of the average daily net assets of each Fund through May 31, 2004. Effective June 1, 2004 thru November 30, 2015, the overall expense cap has been reduced to 2.5% of average daily net assets of each Fund for the duration of the agreement. Since the Funds are multi-class funds, the expenses for a particular class may be higher or lower than the 2.5% expense cap.

      Each Fund agrees to reimburse the Adviser on a monthly basis such deferred fees, including any expenses borne by the Adviser in later periods provided, however that a Fund is not obligated to pay any such fees more than three years after the end of the fiscal year in which the fee or expense was deferred. As of November 30, 2005, the cumulative fees waived and expense reimbursed amounted to $119,681, $119,592, and $111,327, for the Large Cap Fund, Small/Mid Cap Fund and Global Fixed Income Fund, respectively.

For the fiscal year ended November 30, 2003, fees waived amounted to $4,351, $3,067 and $2,064, and expenses reimbursed amounted to $28,427, $29,241, and $26,390, for the Large Cap Fund, Small/Mid Cap Fund and Global Fixed Income Fund, respectively.

      For the fiscal year ended November 30, 2004, the Adviser waived fees and/or reimbursed expenses of $36,236 for the Large Cap Fund, $36,044 for the Small/Mid Cap Fund, and $34,125 for the Global Fixed Income Fund.

      For the fiscal year ended November 30, 2005, the Adviser waived fees and/or reimbursed expenses of $50,667 for the Large Cap Fund, $51,240 for the Small/Mid Cap Fund, and $48,748 for the Global Fixed Income Fund.

      For the fiscal year ended November 30, 2003, the total amounts due the Adviser for all fees and expenses, net of waivers and/or reimbursements, amounted to $1,754, $1,338, and $275 for the Large Cap Fund, Small/Mid Cap Fund and Global Fixed Income Fund, respectively.

      For the fiscal year ended November 30, 2004, the Large Cap Fund, Small/Mid Cap Fund and Global Fixed Income Fund had net receivables due from the Adviser of $6,579, $7,124, and $6,163, respectively.

      For the fiscal year ended November 30, 2005, , the Adviser earned a fee of $14,345 from the Large Cap Fund, $8,707 from the Small/Mid Cap Fund and $2,377 from the Global Fixed Income Fund.

      At November 30, 2005, the Large Cap Fund, the Small/Mid Cap Fund, and the Global Fixed Income Fund had net receivables due from the Adviser of $9,586, $10,089, and $8,881, respectively.

Distributor. StateTrust Securities located at 800 Brickell Avenue, Suite 103, Miami, FL 33131 serves as distributor for the Funds pursuant to a Distribution Agreement with the Funds dated December 20, 2001. The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and renewable annually thereafter. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Independent Trustees or by a majority vote of the outstanding securities of the Trust upon not less than 60 days written notice.

Distribution Plan

      Pursuant to Rule 12b-1 adopted by the SEC under the 1940 Act, the Funds have adopted a Distribution Agreement (the "Distribution Agreement") and a Rule 12b-1 Plan for shares of each Fund (the "12b-1 Plan") to permit such Fund directly or indirectly to compensate the Distributor for activities with the distribution of shares.

      Pursuant to the Distribution Agreement and the 12b-1 Plan, the Chief Financial Officer of the Funds reports the amounts expended under the Distribution Agreement and the purposes for which such expenditures were made to the Trustees of the Funds on a quarterly basis. Also, the 12b-1 Plan provide that the selection and nomination of disinterested Trustees (as defined in the 1940 Act) are committed to the discretion of the disinterested Trustees then in office. The Distribution Agreement and 12b-1 Plan may be continued annually if approved by a majority vote of the Trustees, including a majority of the Trustees who neither are interested persons of the Funds nor have any direct or indirect financial interest in the Distribution Agreement, the 12b-1 Plan or in any other agreements related to the 12b-1 Plan, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement and 12b-1 Plan were initially approved by the Funds' Trustees including a majority of the disinterested Trustees, on July 17, 2001. All material amendments to the 12b-1 Plan must be approved by a vote of the Trustees, including a majority of the Trustees who neither are interested persons of the Funds nor have any direct or indirect financial interest in the 12b-1 Plan or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. In addition to such Trustee approval, the 12b-1 Plan may not be amended in order to increase materially the costs which the Funds may bear pursuant to the 12b-1 Plan without the approval of a majority of the outstanding shares of such Funds. Each Fund's 12b-1 Plan may be terminated without penalty at any time by a majority vote of the disinterested Trustees, by a majority vote of the outstanding shares of a Fund or by the Adviser. Any agreement related to the 12b-1 Plan may be terminated at any time, without payment of any penalty, by a majority vote of the independent Trustees or by majority vote of the outstanding shares of a Fund on not more than 60 days notice to any other party to the agreement, and will terminate automatically in the event of assignment.

      Under the Agreements, the Adviser may make payments to the Distributor from the Adviser's own resources, which may include the management fees paid by the Funds. In addition to the maintenance fee paid to dealers or agents, the Distributor may from time to time pay additional compensation to dealers or agents in connection with the sale of shares. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives of such dealers or agents who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Funds during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such dealer or agent may elect to receive cash incentives of equivalent amounts in lieu of such payments.

      The Funds may enter into agreements with certain organizations that provide various services to Fund shareholders. Pursuant to such agreements, organizations that provide shareholder services may be entitled to receive fees from a Fund at an annual rate of up to 0.25% of the average daily net assets of the shares covered by their respective agreements of shareholder support. Such support may include, among other things, assisting investors in processing their purchase, exchange, or redemption requests, or processing dividend and distribution payments.

      The 12b-1 Plan has been implemented by written agreements between the Funds and the Distributor and each person (including the Distributor) to which payments may be made. Administration of the 12b-1 Plan is regulated by Rule 12b-1 under the 1940 Act which includes requirements that the Board of Trustees receive and review, at least quarterly, reports concerning the nature and qualification of expenses for which payments are made, that the Board of Trustees approves all agreements implementing the 12b-1 Plan and that the 12b-1 Plan may be continued from year to year only if the Board of Trustees concludes, at least annually, that continuation of the 12b-1 Plan is likely to benefit the shareholders.

      For the fiscal year ended November 30, 2005, the Large Cap Fund, Small/Mid Cap Fund and Global Fixed Income Fund incurred distribution costs of $8,334, $4,374 and $2,757, respectively. For the fiscal year ended November 30, 2005, the Distributor identified expenditures for the Large Cap Fund, Small/Mid Cap Fund and Global Fixed Income Fund, respectively of approximately $2,000, $2,000 and $2,000 for advertising and promotion, $1,500, $1,500 and $1,500 for printing, postage and stationary, $5,600, $5,600 and $5,600 for salaries of personnel of the Distributor, $6,661, $5,975 and $0 for compensation to broker dealers.

      No Independent Trustee has a direct or indirect financial interest in the operation of any 12b-1 Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or Distributor or are employed by StateTrust may be deemed to have an indirect financial interest.

      Code of Ethics. The Trust, the Adviser and the Distributor have adopted a combined Code of Ethics under Rule 17j-1 of the 1940 Act that governs the conduct of employees of the Trust, the Adviser and the Distributor who may have access to information about the Fund's securities transactions. The Code recognizes that such persons owe a fiduciary duty to the Funds' shareholders and must place the interests of shareholders ahead of their interests. Among other things, the Codes require pre-clearance of certain personal securities transactions; certain blackout periods for personal trading of securities which may be considered for purchase or sale by a Fund or other Advisory clients; annual and quarterly reporting of personal securities holdings; and limitations on personal trading of initial public offerings. Violations of the Code is subject to review by the Trustees and could result in severe penalties. The Code of Ethics adopted by the Trust on behalf of the Funds , its investment adviser and principal underwriter is on public file with, and are available from, the Securities and Exchange Commission.

      Proxy Voting Policies. The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to StateTrust, in its capacity as Adviser. The Adviser has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Funds. Under the Proxy Voting Policy, portfolio securities held by a Fund are to be voted in the best interests of that Fund. The Board of Trustees may periodically review the Proxy Voting Policy of the Adviser.

      Normally the Adviser exercises proxy voting discretion on particular types of proposals in accordance with proxy guidelines. The proxy guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select auditors, to eliminate cumulative voting, to support fair pricing provisions, to require a supermajority shareholder vote for charter or by-law amendments, to provide for directors and officers indemnification and liability protection, to increase the number of authorized shares of common stock, to limit shareholders rights to call special meetings, to consider non-financial effects of a merger, to approve executive and director compensation plans, to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, assets sales or liquidation.

      The Trust is required to file new Form N-PX with each Fund's complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The initial filing for each Fund is available without charge, upon request, by Ashport Funds toll-free at (888) 282-2290 and on the SEC's website at www.sec.gov.


      The Administrator and Transfer Agent. StateTrust Capital, LLC serves as administrator (the "Administrator") and transfer agent of each Fund pursuant to the terms of the Administration Agreement dated July 17, 2001 and a Transfer Agency Agreement dated July 17, 2001. Effective October 1, 2006, the Trust has entered into a new Administrative Services Agreement with StateTrust wherein StateTrust will provide, or arrange to provide, all operational services required by the Funds. For these services, each Fund pays the following fees to
StateTrust:

        Total Trust Assets                          Annual Fee Rate
    ---------------------------------------------------------------------
        From $0 to $100 million                          0.75%
    ---------------------------------------------------------------------
        Greater than $100 million to $300 million        0.65%
    ---------------------------------------------------------------------
        Greater than $300 million                        0.55%
    ---------------------------------------------------------------------

      The Trust will pay to StateTrust on the last day of each month a fee equal to the annual rates set forth in the table above of the average net assets of the Trust, in the aggregate, such fees to be computed daily based upon the net asset value of the Funds as determined by a valuation made in accordance with the Trust's procedure for calculating Fund net asset value as described in the Trust's Prospectus and/or Statement of Additional Information. During any period when the determination of a Fund's net asset value is suspended by the Trustees of the Trust, the net asset value of a share of that Fund as of the last business day prior to such suspension shall be deemed to be the net asset value at the close of each succeeding business day until it is again determined. Accordingly, the success of one Fund will inure to the benefit of all Funds.

      The only operational fees not included in this arrangement are brokers' commissions, issue and transfer taxes, and other costs chargeable to the Trust or the Portfolios in connection with securities transactions to which the Trust or the Portfolios are a party or in connection with securities owned by the Trust or the Portfolios; interest on indebtedness, if any, incurred by the Trust or the Portfolios; taxes, including franchise, income, issue, transfer, business license, and other corporate fees payable by the Trust or the Portfolio to federal, state, county, city, or other governmental agents; and extraordinary expenses of the Trust or Portfolios

      Custodian. U.S. Bank, N.A. (formerly, Wachovia (the "Custodian") located at 800 Nitcollet Mall Minneapolis, MN 55402, acts as Custodian and wire agent of the assets. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

      Independent Registered Public Accountants. Cohen McCurdy, Ltd., located at 800Westpoint Parkway, Suite 1100, Westlake, OH 44145-1594 acts as independent accountants to the Trust.

      Legal Counsel. David Jones & Assoc., P.C., located at 395 Sawdust Road, No. 2148, Woodlands, TX 77380 serves as legal counsel to the Trust.

      Control Persons, Principal Shareholders and Management Ownership. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any of the Funds. Accordingly, as of March 3, 2006, the Adviser owned a controlling interest in each of the Funds. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

      As of March 3, 2006, the following entities owned more than 5% of Class A or Class C Shares of the Funds:

         Large Cap Fund - Class A

         Joseph L. Turnes                                       14.19%
         Corporate Communications
         One Pershing Plaza
         Jersey City, NJ  03739

         StateTrust Capital , LLC                                7.31%
         800 Brickell Ave. , Suite 103
         Miami, FL 33131 USA

         StateTrust Capital , LLC                                9.32%
         800 Brickell Ave. , Suite 103
         Miami, FL 33131 USA

         StateTrust  401K Plan                                  12.10%
         FBO Jose L Maya
         930 Manati Avenue
         Coral Gables,  FL 33146


         Large Cap Fund - Class C

         Mike R. De Cardenas Ttee Mide De Cardensa              18.49%
         Benefit Pension Trust
         6230 S.W 144th Street
         Miami, FL 33158

         Robert Behar                                            8.62%
         P.O. Box 3321
         Weehawken, NJ 07086

         Small/Mid Cap Fund - Class A

         Joseph  L. Turnes                                      16.20%
         c/o Pershing
         Corporate Communications
         One Pershing Plaza
         Jersey City, NJ  03739

         StateTrust Capital , LLC                                8.94%
         800 Brickell Ave., Ste 103
         Miami, FL 33131

         Jose Luis Turnes                                        5.62%
         800 Brickell Avenue #103
         Miami, FL 33131

         Small/Mid Cap Fund - Class C

         Behar                                                   5.79%
         c/o Pershing
         Corporate Communications
         One Pershing Plaza
         Jersey City, NJ  03739

         JCL B Trust                                             9.17%
         c/o Pershing
         Corporate Communications
         One Pershing Plaza
         Jersey City, NJ  03739

         Vageler In
         c/o Pershing                                           16.89%
         Corporate Communications
         One Pershing Plaza
         Jersey City, NJ  03739

         Global  Fixed Income Fund - Class A

         Jose Maya & Issac Maya                                  8.99%
         930Manati Ave.
         Miami, Fl 33146

          Ilan Weins                                             7.89%
         c/o Pershing
         Corporate Communications
         One Pershing Plaza
         Jersey City, NJ  03739

         Abrahan  Albert Benhamu                                 6.92%
         c/o Pershing
         Corporate Communications
         One Pershing Plaza
         Jersey City, NJ  03739

         StateTrust Capital , LLC                               26.06%
         800 Brickell Ave., Suite 103
         Miami, FL 33131 USA

         Ines Vogeler                                           11.84%
         151 SE 15th Road Apt. 2102
         Miami, FL 33129

         Global Fixed Income Fund - Class C


         Robert J.Behar & Dereth Behar                          11.96%
         12090 S.W. 26 Court
         David, FL 33330


         Mike R. De Cardenas  Ttee Mike R. De Cardensa          16.65%
         Benefit Pension Turst
         6230 S.W. 144th Street
         Miami, FL 33158

         Elsa Lindenfeld                                        17.55%
         Corporate Communications
         One Pershing Plaza
         Jersey City, NJ  03739

         Carlos Mouzo & Adriana  Basualdo                       16.80%
         806 Douglass Road Suite 700
         Coral Gables, FL 33134

         Ines Vogeler                                            6.18%
         151 SE 15th Road Apt. 2102
         Miami, FL 33129

      Management Ownership. As of March 3, 2006, the Adviser owned 2.9% of the outstanding shares of Class A of the Large Cap Fund, 2.7% of the outstanding shares of Class C shares of the Large Cap Fund and 12.81% of the outstanding shares of Class A of the Global Fixed Income Fund.

                      PURCHASES, REDEMPTIONS, AND EXCHANGES

      Purchases and redemptions of shares of the Funds may be made on any day the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the New York Stock Exchange, the Adviser, the Distributor, and/or the Custodian are not open for business.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      The Funds intend to distribute to shareholders of the Funds on an annual basis, substantially all of such respective periods' investment company taxable income, if any, for each respective Fund. Such distributions generally will be taxable to shareholders as ordinary income for federal income tax purposes. Since each Fund is treated as a single entity for Federal income tax purposes, the performance of one Fund will have no effect on the income tax liability of shareholders of another Fund.

      Upon a redemption or other disposition of shares of a Fund, a shareholder will generally recognize gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in such shares. Generally, such gain or loss will be capital gain or loss, if the shares are held as capital assets.

      Capital gains, if any, realized by each of the Funds during their fiscal year will be distributed to the respective shareholders after the end of such fiscal year. Distributions of the Funds' net capital gain, when designated as such, will be taxable to shareholders as long-term capital gain, regardless of how long the shareholders have held their shares.

      Each income dividend and capital gains distribution, if any, declared by the Funds on the outstanding shares of any Fund will, at the election of each shareholder, be paid in cash or reinvested by crediting the shareholder's account in additional full and fractional shares of that Fund at the net asset value as of the close of business on the date identified for reinvestment. Such distributions, to the extent they would otherwise be taxable, will be taxable to shareholders regardless of whether paid in cash or reinvested in additional shares. An election to receive dividends and distributions in cash or shares is made at the time of the initial investment and may be changed by notice received by the Funds from a shareholder at least 30 days prior to the record date for a particular dividend or distribution on shares of each Fund. If you elect to receive your dividends in cash and the dividend checks sent to you are returned "undeliverable" to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks. There is no charge in connection with the reinvestment of dividends and capital gains distributions.

      For Federal income tax purposes, dividends that are declared by a Fund in October, November or December of any year and payable to shareholders of record on a specified date in such a month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year in which they were declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

      Shareholders will be advised annually as to the Federal tax status of dividends and capital gains distributions made by each Fund for the preceding year.

      There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any gains. The amount of any dividend or distribution paid by each Fund depends upon the realization by the Fund of income and capital gains from that Fund's investments. All dividends and distributions will be made to shareholders of a Fund solely from assets of that Fund.

      Payment (either in cash or in portfolio securities) received by a shareholder upon redemption of his shares, or an exchange of shares in one Fund for shares in another Fund, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or losses) depending upon the shareholder's holding period and basis in respect of shares redeemed. Any loss realized by a shareholder on the sale of Fund shares held for six months or less will be treated for Federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares. Note that any loss realized on the sale of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before the disposition of such shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not be liable for Federal income taxes to the extent that its net taxable income and net capital gains are distributed to shareholders. Accordingly, each Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or other foreign currencies, or other income (including but not limited to gains from futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 10% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs) or of two or more issuers which the Fund controls and which are engaged in the same or related trades or businesses. Foreign currency gains that are not 'directly related' to the Fund's principal business of investing in stock or securities may be excluded by Treasury Regulations from income that counts toward the 90% of gross income requirement described above. The Treasury Department has not yet issued any such regulations. In 2002, the Fixed Income Fund (now the Global Fixed Income Fund) failed to qualify as a diversified investment company.

      A dividend or capital gains distribution with respect to shares of any Fund held by a tax-deferred or qualified retirement plan, such as an IRA, Keogh Plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

      As a regulated investment company, each Fund will not be subject to Federal income tax on income and gains distributed to shareholders if it distributes at least 90% of its investment company taxable income to shareholders each year but will be subject to tax on its income and gains to the extent that it does not distribute to its shareholders an amount equal to such income and gains. In addition, each Fund will be subject to a nondeductible 4% excise tax on the excess, if any, of certain required distribution amounts over the amounts actually distributed by that Fund. To the extent practicable, each Fund intends to make such distributions as may be necessary to avoid this excise tax.

      Some of the investment practices of each Fund are subject to special provisions that, among other things, may defer the use of certain losses of such Funds and affect the holding period of the securities held by the Funds and, particularly in the case of transactions in or with respect to foreign currencies, and in the case of certain hedges or appreciated securities, the character of the gains or losses realized. These provisions may also require the Fund to mark-to-market some of the positions in their respective portfolios (i.e., treat them as if they were closed out), which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

      Each Fund is required to withhold and remit to the U.S. Treasury 31% of the dividends, capital gain distributions or the proceeds of any redemptions or exchanges of shares with respect to any shareholder who fails to furnish the Funds with a correct taxpayer identification number, who under-reports dividend or interest income or who fails to certify to the Funds that he or she is not subject to such withholding. An individual's tax identification number is his or her social security number.

      The foregoing is only a brief summary of some of the material U.S. federal income tax considerations generally relating to an investment in the Funds. It is based upon the Code, applicable Treasury regulations and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof and which are subject to change, possibly with retroactive effect. This summary is directed to investors who are U.S. persons (as determined for U.S. federal income tax purposes) and does not purport to discuss all of the income tax consequences applicable to the Funds or to all categories of investors, some of whom may be subject to special rules (including dealers in securities, insurance companies, non-U.S. persons and tax-exempt entities). Investors are urged to consult their tax advisers regarding the specific U.S. federal income tax consequences of an investment in the Funds, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to the general supervision of the Board of Trustees of the Funds, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Funds. Portfolio transactions for the Funds are normally effected by brokers.

      The Funds have no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Funds to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of their investment advisory accounts, and accordingly, not all such services may be used by the Adviser in connection with the Funds. If a Fund determines in good faith that the amount of transaction costs charged by a broker or dealer is reasonable in relation to the value of the brokerage and research and statistical services provided by the executing broker or dealer, the Fund may utilize such broker or dealer although the transaction costs of another broker or dealer are lower. The supplemental information received from a broker or dealer is in addition to the services required to be performed by the Adviser under the Investment Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information.

      Neither the Funds, nor the Adviser on behalf of the Funds have entered into agreements or understandings with any broker or dealer regarding the placement of securities transactions. Because of research or information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

      The investment information provided to the Adviser is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Funds effect securities transactions are used by the Adviser in carrying out their investment management responsibilities with respect to all their client accounts but not all such services may be utilized by the Adviser in connection with the Funds.

      The Funds may deal in some instances in equity securities which are not listed on an exchange but are traded in the over-the-counter market. Where transactions are executed in the over-the-counter market, the Funds seek to deal with the primary market-makers, but when necessary in order to obtain the best price and execution, it utilizes the services of others. In all cases, the Funds will attempt to negotiate best execution.

      As required by Rule 17e-1 under the 1940 Act, the Board of Trustees has adopted procedures which provide that the commissions paid to an affiliated broker on brokerage transactions may not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price. Rule 17e-1 and the procedures contain requirements that the Board of Trustees, including the Independent Trustees, conduct period compliance reviews of such brokerage allocations and review such schedule at least quarterly for continuing compliance with the foregoing standard. The Adviser is also required to furnish reports and maintain records in connection with such reviews.

      Some securities considered for investment by the Funds may also be appropriate for other clients served by the Funds' Adviser. If the purchase or sale of securities consistent with the investment policies of the applicable Fund and one or more of these other clients serviced by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Funds and the Adviser's other clients in a manner deemed fair and reasonable by the Adviser. There is no specific formula for allocating such transactions. The Funds did not pay any commissions to brokers who were affiliated with the Funds or StateTrust or any affiliated persons of these entities.

         The following table shows the brokerage commissions paid by each Fund for each of the last three fiscal years.

-----------------------------------------------------------------------------------------
           Fund             Fiscal Year Ended     Fiscal Year Ended     Fiscal Year Ended
                               11/30/2005            11/30/2004            11/30/2003
-----------------------------------------------------------------------------------------
Large Cap Fund              $6,153                $6,661                $11,138
-----------------------------------------------------------------------------------------
Small/Mid Cap Fund          $7,083                $5,975                $ 5,838
-----------------------------------------------------------------------------------------
Global Fixed Income Fund    $    0                $    0                $   305
-----------------------------------------------------------------------------------------

                       INVESTMENT PERFORMANCE INFORMATION

      Each Fund may furnish data about its investment performance in advertisements, sales literature and reports to shareholders. "Total return" represents the change in value of $1,000 invested at the maximum public offering price for a period assuming reinvestment of all dividends and distributions.

      Quotations of average annual total return will reflect only the performance of an investment in any Fund during the particular time period shown. Each Fund's total return and current yield may vary from time to time depending on market conditions, the compositions of its portfolio and operating expenses. These factors and possible differences in the methods used in calculating yield should be considered when comparing each Fund's current yield to yields published for other investment companies and other investment vehicles. Average annual total return and yield should also be considered relative to change in the value of each Fund's shares and the risks associated with each Fund's investment objectives, policies and risk considerations. At any time in the future, average annual total returns and yield may be higher or lower than past total returns and yields and there can be no assurance that any historical return or yield will continue.

      From time to time evaluations of performance are made by independent sources that may be used in advertisements concerning each Fund. These sources include, but not limited to, Lipper, Inc., Weisenberger Investment Company Service, Barron's, Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance, Bank Rate Monitor, Morningstar and The Wall Street Journal.

      In connection with communicating its yield or average annual total return to current or prospective shareholders, each Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

      Average Annual Total Returns

      Quotations of each Fund's average annual total return will represent the average annual compounded rate of return of a hypothetical investment in each Fund over periods of 1, 5, and 10 years (or up to the life of each Fund), and are calculated pursuant to the following formula:

                                                      n
            Average Annual Total Return    =    P(1+T) =ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period). All average annual total return figures will reflect the deduction of Fund expenses (net of certain expenses reimbursed by the Adviser) on an annual basis, and will assume that all dividends and distributions are reinvested.

                                                                    n
 Average Annual Total Return - After Taxes on Distributions = P(1+T) =ATVD

(where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = the number of years and ATVD = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period, after taxes on Fund distributions but not after taxes on redemption. )

The Funds that compute their average annual total return - after taxes on distributions and redemptions for a class of shares do so by determining the average annual compounded rate of return after taxes on distributions and sale of Fund shares during specified periods that equates the initial amount invested to the ending value after taxes on Fund distributions and redemptions according to the following formula:

Average Annual Total Return - After Taxes on Distributions and Sale of Fund
               n
Shares = P(1+T) = ATVDR

(where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions and sale of Fund shares), n = the number of years and ATVDR = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period, after taxes on Fund distributions and sale of Fund shares.)

The Funds that compute their aggregate total returns over a specified period do so by determining the aggregate compounded rate of return during such specified period that likewise equates over a specified period the initial amount invested to the ending redeemable value of such investments. The formula for calculating aggregate total return is as follows:

                       Aggregate Total Return = (ERV) - 1
                                                 ---
                                                          P

(where ERV = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period and P= a hypothetical initial payment of $1,000.)

The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Such calculations are not necessarily indicative of future results and do not take into account Federal, state and local taxes that shareholders must pay on a current basis.

Since performance will fluctuate, performance data for the Funds should not be used to compare an investment in the Funds' shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

      Yields of the Ashport Global Fixed Income Fund.

      The yield of the Global Fixed Income Fund is calculated by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

      This calculation can be expressed as follows:

                           YIELD = 2[(a-b + 1)6 - 1]
                                            Cd

(where a=dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends and d = maximum offering price per share on the last day of the period.)

      For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by the Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on any debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by that Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

      Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per capital share (variable "d" in the formula).

      Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original discount (market premium), the yield to maturity is based on the market value.

                              FINANCIAL STATEMENTS

      The Trust's financial statements for the fiscal year ended November 30, 2005 including the Report of Cohen McCurdy, Ltd., independent registered public accountants are incorporated by reference to the Trust's Annual Report. The Trust's Annual Report is available upon request and without charge. On August 12, 2004, Cohen McCurdy, Ltd., was selected to replace Kaufman Rossin & Co., as the Trust's independent auditor for the 2004 fiscal year, upon the acceptance of the resignation of Kaufman Rossin & Co., effective September 30, 2004. The Trust's selection of Cohen McCurdy, Ltd., was recommended by the Audit Committee and approved by the Board of Trustees. The Board of Trustees did not have any material disagreements with Kaufman & Rossin & Co. The Board of Trustees and Audit Committee agreed that it was important to retain an independent registered public accounting firm that had a larger base of mutual fund clients. The information for the periods ended prior to November 30, 2004 has been audited by Kaufman Rossin & Co., independent auditors.

                               GENERAL INFORMATION

Organization and Capitalization

      The Trust was formed May, 2001, as a 'business trust' under the laws of the Commonwealth of Massachusetts.

      The Agreement and Declaration of Trust provides that no Trustee, officer, employee or agent of the Funds is liable to the Funds or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Funds, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the property of a Fund or the property of such appropriate Fund for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Agreement and Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Funds against all liability in connection with the affairs of the Funds.

      All shares of the Funds when duly issued will be fully paid and non-assessable. The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional Funds with different investment objectives, policies, risk considerations or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series would be governed by the 1940 Act and the laws of the Commonwealth of Massachusetts.

      Each share held entitles the shareholder of record to one vote. Where a matter pertains solely to one or more Funds, only the shareholders of such Fund or Funds will be entitled to vote. As a Massachusetts Business Trust, the Trust is not required to hold annual meetings of shareholders, and does not intend to hold such meetings, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders by a vote of two-thirds of the outstanding shares of the Trust at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

      Where the Trust's Prospectus or Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the affected Fund's shares present at a meeting of the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

Additional Information

      This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Funds with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

                                   APPENDIX A
                             DESCRIPTION OF RATINGS

      The following descriptions of corporate bond ratings have been published by Moody's Investor Services and Standard and Poors Corporation ("S&P").

Commercial Paper Ratings

      S&P:

      Commercial paper rated A-1 or better by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

      Moody's:

      The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Ratings of Corporate Bonds

S&P

      AAA--Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

      BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

      BB--Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

      B--Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

      CCC--Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

      CC--The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

      C--The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

      D--Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

      S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Moody's

      Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuers.

      Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa--Bonds which are rated Caa are of poor standing. Such issuers may be in default or there may be present elements of danger with respect to principal or interest.

      Ca--Bonds which are rated Ca present obligations which are speculative in a high degree. Such issuers are often in default or have other marked shortcomings.

      C--Bonds which are rated C are the lowest rated class of bonds, and issuers so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

                                    FORM N-1A
                            PART C. OTHER INFORMATION

Item 23. Exhibits:

(a) Agreement and Declaration of Trust of Registrant is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement.

(b) By-Laws of Registrant are incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement.

(c)     Not Applicable.

(d) Investment Advisory Agreement between StateTrust Capital LLC and Registrant is incorporated by reference to Pre-Effective AmendmentNo. 1 to the Registration Statement.

(e) Underwriting Agreement between StateTrust Capital LLC and Registrant is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement.

(f)     Not Applicable.

(g) Custody Agreement is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement.

(h)(1) Administration Agreement between Registrant and StateTrust Capital LLC is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement.

(h)(2) Transfer Agency Agreement is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement.

(h)(3) Expense Reimbursement Agreement is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement.

(h)(4) Administrative Services Agreement by and between the Trust and StateTrust Capital, LLC is filed herewith.

(i) Legal Opinion is incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement.

(j)(1) Consent of Independent Registered Public Accountants is is incorporated by reference to Pre-Effective Amendment No. 9 to the Registration Statement..

(j)(2) Powers of Attorney for Jaime Maya, Timothy R. Burch, W. Brian Barrett and Anthony Golden are filed herewith.

(k)     Not applicable.

(l)     Not applicable.

(m) Rule 12b-1 Plan is incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement.

(n) Rule 18f-3 Plan is incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement.

(o)     Reserved.

(p) Code of Ethics for the Registrant, Investment Adviser and Distributor is incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement.

Item 24. Persons Controlled by or Under Common Control with Registrant.

      The Registrant does not directly or indirectly control any person.

Item 25. Indemnification.

      SECTION 8.1 Trustees, Shareholders, etc. Not Personally Liable, Notice. The Trustees and officers of the Trust, in incurring any debts,liabilities or obligations, or in taking or omitting any other actions for or in connection with the Trust, are or shall be deemed to be acting as Trustees or officers of the Trust and not in their own capacities. No Shareholder shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other Person or Persons in connection with the assets or the affairs of the Trust or of any Portfolio, and subject to Section 8.4 hereof, no Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever in tort, contract, or otherwise, to any other Person or Persons in connection with the assets or affairs of the Trust or of any Portfolio, save only that arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or the discharge of his functions. The Trust (or if the matter relates only to a particular Portfolio, that Portfolio) shall be solely liable for any and all debts, claims, demands, judgments, decrees, liabilities or obligations of any and every kind, against or with respect to the Trust or such Portfolio in tort, contract or otherwise in connection with the assets or the affairs of the Trust or such Portfolio, and all Persons dealing with the Trust or any Portfolio shall be deemed to have agreed that resort shall be had solely to the Trust Property of the Trust or the Portfolio Assets of such Portfolio, as the case may be, for the payment or performance thereof.

      The Trustees shall use their best efforts to ensure that every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration is on file with the Secretary of The Commonwealth of Massachusetts and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer, and not individually, and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, or the particular Portfolio in question, as the case may be, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually, or to subject the Portfolio Assets of any Portfolio to the obligations of any other Portfolio.

      Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: "Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

Item 26. Business and Other Connections of Investment Adviser

      All of the information required by this item is set forth in the Form ADV, as amended, of StateTrust Capital LLC (File No. 801-56063). The following sections of Form ADV are incorporated herein by reference:

      (a) Items 1 and 2 of Part II

      (b) Section 6, Business Background, of each Schedule D

Item 27. Principal Underwriter - StateTrust Securities

--------------------------------------------------------------------------------
Name              Positions and Offices with  Positions and Offices with
                  Underwriter                 Registrant
--------------------------------------------------------------------------------
David Vurgait     President                   Trustee and President
--------------------------------------------------------------------------------
Jeffrey Cimbal    Chief Compliance Officer    Trustee, Chief Compliance Officer
                  and Chief Financial Officer
--------------------------------------------------------------------------------

Item 28. Location of Accounts and Records

      (a) StateTrust Capital serves as the principal holder of records of the Registrant. The Declaration of Trust, By-Laws, minute books and procedural information of the Registrant are in the physical possession of StateTrust Capital LLC, 800 Brickell Avenue, Suite 103, Miami, Florida.

      (b) All books and records required to be maintained by the custodian will be maintained by:

                        US Bankcorp
                        800 Nicollet Mall
                        Minneapolis, MN  55402

      (c) All books and records required to be maintained by the transfer agent and accounting agent are held at:

                        StateTrust Capital LLC
                        800 Brickell Avenue, Suite 103
                        Miami, FL  33131

Item 29. Management Services.

      Not Applicable.

Item 30. Undertakings.

      None

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements for effectiveness of this Post-Effective Amendment No. 9 to the Registration Statement under Rule 485(a) under the Securities Act of 1933 and has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized in the City of Miami, and the State of Florida on the 18th day of September, 2006.

                                        Ashport Mutual Funds Trust
                                        Ashport Large Cap Fund
                                        Ashport Small/Mid Cap Fund
                                        Ashport Global Fixed Income Fund

                                        By: /s/David Vurgait
                                        -------------------------
                                        David Vurgait, President

Pursuant to the requirements of the Securities Act of 1933, this Registrant's Post-Effective Amendment No. 8 to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                         Name/Title             Date

 /s/David Vurgait                 David Vurgait          September 18, 2006
---------------------------
Trustee and President

 /s/Jeffrey Cimbal                Jeffrey Cimbal         September 18, 2006
----------------------------
Trustee, Chief Financial
Officer and Chief Operations
Officer

                                  W. Brian Barrett       September 18, 2006
---------------------------
Trustee *

                                  Timothy Burch          September 18, 2006
---------------------------
Trustee *

                                  Anthony Golden         September 18, 2006
---------------------------
Trustee *

                                  Jaime Maya             September 18, 2006
---------------------------
Trustee *


/s/Jeffrey Cimbal
-----------------
*By Jeffrey Cimbal
Attorney-in-fact